UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Soliciting Material under §240.14a-12

MINDBODY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MINDBODY, Inc., a Delaware corporation (the “Company” or “MINDBODY”), filed its definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) on January 23, 2019, relating to the Agreement and Plan of Merger, dated as of December 23, 2018 (the “Merger Agreement”), by and among the Company, Torreys Parent, LLC, a Delaware limited liability company (“Parent”), and Torreys Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the merger and becoming a wholly owned subsidiary of Parent (the “Merger”). Capitalized terms used herein but not defined have the meanings set forth in the Proxy Statement.

Stockholder Litigation

As previously disclosed in the Company’s Form 8-K and Schedule 14A filed on January 29, 2019, after the Proxy Statement was filed, the following putative class actions were commenced by purported stockholders of the Company:

(i) in the United States District Court of Delaware, captioned Sabatini v. MINDBODY, Inc., et al., Case No. 1:19-cv-00138-UNA (the “Sabatini Complaint”);

(ii) in California Superior Court of San Luis Obispo County, captioned Schmit v. MINDBODY, Inc., et al., Case No. 19CV-0043 (the “Schmit Complaint”), which was subsequently dismissed voluntarily without prejudice on February 1, 2019;

(iii) in the United States District Court of Central District of California, captioned Tran v. MINDBODY, Inc., et al., Case No. 2:19-cv-00638 (the “Tran Complaint”); and

(iv) in the Court of Chancery of Delaware, captioned Ryan v. MINDBODY, Inc., et al., Case No. 2019-0061 (the “Ryan Complaint”).

The Ryan Complaint alleges, among other things, that the irrevocable proxies granted by Richard Stollmeyer, the Company’s Chief Executive Officer and Chairman of the Company Board, certain parties related to Richard Stollmeyer, and Institutional Venture Partners XIII, L.P. (the “Signing Stockholders”) caused a transfer of voting control of the Signing Stockholders’ Class B common stock, which in turn caused the Signing Stockholders’ shares of Class B common stock to be automatically converted into shares of Class A common stock entitled to one vote for each such share of Class A common stock, as opposed to ten votes for each share of Class B common stock. If, as alleged in the Ryan Complaint, the Class B common stock held by the Signing Stockholders were converted into shares of Class A common stock, then, as of the Record Date: (i) there would have been 47,763,583 shares of Class A common stock and 252,950 shares of Class B common stock outstanding and entitled to vote at the Special Meeting, (ii) 25,146,542 votes would constitute a majority of the voting power of the outstanding shares of MINDBODY common stock required to adopt the Merger Agreement and the holders of such majority of the voting power would constitute a quorum at the Special Meeting, (iii) the Signing Stockholders would have held, in the aggregate, approximately 6.33% of the voting power of the outstanding shares of MINDBODY’s common stock (and approximately 8.43% when taking into account MINDBODY options and RSUs held, in the aggregate, by the Signing Stockholders), and (iv) our directors and executive officers would have held, in the aggregate, approximately 1.33% of the voting power of the outstanding shares of MINDBODY’s common stock (and approximately 9.33% when taking into account MINDBODY options and RSUs held, in the aggregate, by our directors and executive officers). The Company vigorously disputes the allegations in the Ryan Complaint and the claim that the Signing Stockholders’ shares of Class B common stock were converted into Class A common stock, and believes that the numbers and percentages as of the Record Date are as set forth in the Proxy Statement. However, even if the Class B common stock were converted into Class A common stock as alleged in the Ryan Complaint, the Board of Directors nonetheless encourages stockholders to vote “FOR” the adoption of the Merger Agreement and the other proposals set forth in the Proxy Statement.

As previously disclosed in the Company’s Schedule 14A, also filed on January 29, 2019, counsel for Luxor Capital Partners, LP, Luxor Wavefront, LP, Lugard Road Capital Master Fund, LP, Luxor Capital Partners Offshore Master Fund, LP, Luxor Capital Partners Offshore, Ltd., Luxor Capital Group, LP, LCG Holdings, LLC, Lugard Road Capital GP, LLC and Luxor Management, LLC (together, “Luxor”) sent a demand letter (“the Luxor Demand Letter”) to MINDBODY pursuant to Section 220(b) of the Delaware General Corporation Law (“DGCL”).

After the Company’s January 29th filings, on January 30, 2019, Luxor filed a complaint in the Court of Chancery of Delaware, captioned Luxor Capital Partners, LP, et. al. v. MINDBODY, Inc., Case No. 2019-0070 (the “Luxor Complaint”), included below, on January 31, 2019, Hyan Tang, a purported stockholder of the Company, filed a putative class action suit in the United States District Court of Delaware, captioned Tang v. MINDBODY, Inc., et al., Case No. 1:19-cv-00210-UNA (the “Tang Complaint”), included below; and on February 4, 2019, Sunil Kumar, a purported stockholder of the Company, filed a putative class action suit in the United States District Court of the Central District of California, captioned Kumar v. MINDBODY, Inc. et al., Case No. (the “Kumar Complaint,” included below, and together with the Sabatini Complaint, the Schmit Complaint, the Tran Complaint, the Ryan Complaint, the Luxor Complaint and the Tang Complaint, the “Complaints”).

The following documents in connection with the Luxor Complaint are also included below: Luxor’s Motion to Expedite, filed in the Court of Chancery of Delaware on January 30, 2019, Luxor’s Statement of Good Cause, filed in the Court of Chancery of Delaware on January 30, 2019, MINDBODY’s Opposition to Luxor’s Motion to Expedite, filed in the Court of Chancery of Delaware on February 1, 2019, Luxor’s Reply to MINDBODY’s Opposition, filed in the Court of Chancery of Delaware on February 4, 2019, and the Order of the Court of Chancery of Delaware, granted on February 4, 2019.

The Company believes the Complaints are without merit, and the Company has vigorously defended and continues to vigorously defend against the Complaints.

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to moot plaintiffs’ disclosure claims in the Complaints, avoid nuisance and possible expense, and provide additional information to the Company’s stockholders, the Company has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Complaints that any additional disclosure was or is required.

Supplemental Disclosures to Proxy Statement

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement and a line through text shows text being deleted from a referenced disclosure in the Proxy Statement.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by adding the underlined disclosure after the first paragraph under that heading on page 26 of the Proxy Statement:

In the first half of August 2018, as part of Qatalyst Partners’ customary coverage of software companies, a representative of Qatalyst Partners had a meeting with Mr. Stollmeyer. Following this meeting, Qatalyst Partners reached out to Vista, Party A, and Party B as typical outreach to connect strategic companies, including MINDBODY, to such parties.

Separately, on August 7, 2018, a representative of Vista emailed Mr. Stollmeyer, offering to meet for lunch, which took place on September 4, 2018, and at which Mr. Stollmeyer provided the representative of Vista with a general overview of MINDBODY and its approach to the fitness, beauty and wellness services industries as was typical for Mr. Stollmeyer to present to potential investors.

On September 19, 2018, Mr. Stollmeyer received an invitation from the representative of Vista to attend an annual “meet and greet” conference hosted by Vista bringing together hundreds of executives in the technology sector, including from Vista’s portfolio companies.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by adding the underlined disclosure in the second paragraph under that heading on page 26 of the Proxy Statement:

In October 2018, at that “meet and greet” annual conference hosted by Vista, at which Mr. Stollmeyer was present as an attendee on October 8th and 9th, representatives of Vista and Mr. Stollmeyer discussed Vista’s investment strategy and the firm’s interest in learning more about MINDBODY’s approach to the fitness, beauty and wellness services industries. On October 16, 2018, Vista indicated to Mr. Stollmeyer that it was interested in pursuing strategic transaction discussions with MINDBODY. During this time period, Mr. Stollmeyer also had meetings with representatives of two other financial sponsors, Party A and Party B, which meetings (the latter occurring on October 15, 2018 and the former on November 1, 2018) were facilitated by Qatalyst Partners after the early August 2018 introductions described above as customary outreach to re-connect strategic companies like MINDBODY to such parties.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by adding the underlined disclosure in the second to last paragraph on page 26 of the Proxy Statement:

On October 30, 2018, the Board of Directors established the Transaction Committee and delegated authority to the Transaction Committee for the limited purpose of reviewing the potential engagement of a financial advisor to assist MINDBODY with evaluating potential strategic alternatives and evaluating candidates for this role, including financial advisors that had previously advised MINDBODY, as well as other financial advisors, such as Qatalyst Partners, in each case based on such financial advisors’ experience and reputation in the market for the type of strategic technology transaction MINDBODY’s Board of Directors intended to consider.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by adding the underlined disclosure in the last paragraph on page 27 of the Proxy Statement:

From November 19, 2018 through December 2018, representatives of Qatalyst Partners contacted 15 parties (comprised of seven financial sponsors and eight strategic companies) to gauge interest in a potential strategic transaction with MINDBODY and provided a form confidentiality agreement to those parties that indicated such interest, including Vista, Party A (a potential financial sponsor participant), Party B (a potential financial sponsor participant), and Party C (a potential strategic company participant). The Board of Directors selected the 15 parties as the parties who were believed most likely to have interest in a strategic transaction with MINDBODY, and, as is a common strategy in transaction processes, outreach in the initial stage of the transaction was limited to those most-likely parties.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by adding the underlined disclosure in the third paragraph on page 28 of the Proxy Statement:

From November 27, 2018 through December 18, 2018, MINDBODY entered into confidentiality agreements with, and conducted management presentations for, 10 of the 15 parties contacted in the transaction process by representatives of Qatalyst Partners, including Vista (on December 5, 2018), Party A, Party B, and Party C. Each of the confidentiality agreements was based on a form used commonly in a strategic transaction process, and included a standstill (including a “don’t ask to waive” provision), with a standard fall-away provision and/or permission for the counterparty to privately and confidentially approach MINDBODY senior management, the Board of Directors or Qatalyst Partners during the standstill period. As a result of these provisions, notwithstanding a standstill provision, none of such confidentiality agreements prevented a counterparty from submitting a bid privately and confidentially to MINDBODY at any time, including if MINDBODY signed a definitive agreement to be acquired by a different third party.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by adding the underlined disclosure in the penultimate sentence of the third full paragraph on page 29 of the Proxy Statement:

The non-binding indication of interest specified that any potential transaction between Vista and MINDBODY was not contingent on any individual at MINDBODY signing an employment agreement prior to Closing (and no discussions concerning any such potential employment agreements or arrangements occurred prior to signing) and emphasized that Vista’s confirmatory due diligence could be completed in 48 hours with the full cooperation of MINDBODY management.

The disclosure under the heading “The Merger—Background of the Merger” is hereby revised by deleting the language that is struck through below and adding the underlined disclosure in the first full paragraph on page 32 of the Proxy Statement:

Later that evening, MINDBODY and Vista executed the Merger Agreement and related agreements in connection with the transactions contemplated by the Merger Agreement. At the time of the signing of the Merger Agreement, Vista and MINDBODY had not ~~engaged in any employment or retention-related discussions with regard to MINDBODY management~~ discussed the terms of post-closing employment or equity participation for MINDBODY management. Prior to (but after the signing of the Merger Agreement) and following the closing of the Merger, however, certain of our executive officers may already have had, or may have discussions, and following the closing of the Merger, may enter into agreements with, Parent or Merger Sub, their subsidiaries or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by adding the underlined disclosure in the last paragraph on page 32 of the Proxy Statement:

Since execution of the Merger Agreement, in connection with the Go Shop Period provided for in the Merger Agreement, which expired at 12:00 p.m., Pacific time on January 22, 2019, at the direction of the Board of Directors, representatives from Qatalyst Partners contacted 52 parties (including, of the initial 15 parties contacted prior to signing the Merger Agreement, all 14 parties other than Vista), comprised of 23 strategic parties and 29 financial sponsors to gauge interest in such parties providing an Alternative Proposal. Of those parties, MINDBODY executed confidentiality agreements, with nine parties (two strategic parties and seven financial sponsors), each of which was based on a form used commonly in a strategic transaction process, and six of which confidentiality agreements included a standstill with a “don’t ask to waive” provision, and with a standard fall-away provision and/or permission for the counterparty to privately and confidentially approach MINDBODY senior management, the Board of Directors or Qatalyst Partners during the standstill period. As a result of these provisions, notwithstanding a standstill provision, none of such confidentiality agreements prevented a counterparty from submitting a bid privately and confidentially to MINDBODY at any time, during the Go Shop Period or after the expiration of the Go Shop Period, and regardless of whether MINDBODY executed an agreement to be acquired by a different third party. Each party that executed a confidentiality agreement with MINDBODY during the Go Shop Period that requested access was granted access to the same electronic data room populated by MINDBODY with the same documents to which Vista was provided access. Party A, Party B, and Party C declined to continue discussions with the Company during the Go Shop Period. To date, the Company has not received an alternative Acquisition Proposal.

The disclosure under the heading “The Merger—Opinion of Qatalyst Partners LP—Discounted Cash Flow Analysis” is hereby revised by adding the language underlined below to paragraph (d) on page 38 of the Proxy Statement:

(d) MINDBODY’s cash net of the face value of outstanding convertible debt and financing obligations, as of December 31, 2018, as provided by MINDBODY management (see page 43 of the section of this proxy statement captioned “The Merger—Management Projections”); and

The disclosure under the heading “The Merger—Opinion of Qatalyst Partners LP—Selected Companies Analysis” is hereby revised by adding the language underlined below to the second paragraph under that heading on page 39 of the Proxy Statement:

Based upon the Analyst Projections as of December 21, 2018 for calendar year 2019 (see the table on page 43 of the section of this proxy statement captioned “The Merger—Management Projections”), and using the closing prices as of December 21, 2018 for shares of the selected companies, Qatalyst Partners calculated, among other things, the implied fully-diluted enterprise value divided by the estimated consensus revenue for calendar year 2019 (the “CY2019E Revenue Multiples”) for each of the selected companies.

The disclosure under the heading “The Merger—Opinion of Qatalyst Partners LP—Selected Transactions Analysis” is hereby revised by adding the language underlined below to the first paragraph on page 41 of the Proxy Statement:

Based on an analysis of the NTM Revenue Multiple for each of the selected transactions, and the application of its professional judgment, Qatalyst Partners selected a representative range of 5.0x to 8.5x and applied that range to MINDBODY’s estimated revenue for the next twelve-month period ending on September 30, 2019 reflected in the Analyst Projections as of December 21, 2018 (see the table on page 43 of the section of this proxy statement captioned “The Merger—Management Projections”). This analysis implied a range of per share values for MINDBODY common stock of approximately $27.46 to $45.70.

The disclosure under the heading “The Merger—Management Projections” is hereby supplemented by adding footnote “(4)” next to the reference to footnote (2) on the line referencing “Adjusted EBITDA” in the table on page 42 of the Proxy Statement, and by adding the disclosure underlined below underneath the text of footnote (3) on page 43 of the Proxy Statement:

(4) The numbers listed in the line item for Adjusted EBITDA were calculated by adding the numbers listed in the line item for Non-GAAP Operating Income plus the numbers listed in the line item for Depreciation.

The disclosure under the heading “The Merger—Management Projections” is hereby supplemented by adding the following language underlined below to the first paragraph on page 43 of the Proxy Statement:

MINDBODY also projected federal net operating losses and tax credits of $413 million as of December 31, 2022, including $264 million of net operating losses generated prior to December 31, 2018. MINDBODY also projected cash net of the face value of MINDBODY’s outstanding convertible debt and financing obligations of negative $13 million as of December 31, 2018.

The disclosure under the heading “The Merger—Management Projections” is hereby supplemented by adding the following language and table underneath the first paragraph on page 43 of the Proxy Statement:

The following table presents analyst projections for MINDBODY based on Capital IQ mean consensus estimates as of December 21, 2018, the last full trading day prior to announcement of the Merger Agreement:

	($MM)
	NTM Ending Sept. 30, 2019	CY 2019E	CY 2020E
Revenue	$283	$297	$357
Non-GAAP Gross Profit		$211	$255
Adjusted EBITDA		$12	$28
Non-GAAP Operating Income		$(1)	$14

The disclosure under the heading “The Merger—Management Projections” is hereby supplemented by adding the following language underlined below to the last paragraph on page 43 of the Proxy Statement:

The Management Projections were not prepared with a view toward public disclosure or with a view toward complying with the published guidelines of the SEC regarding projections or accounting principles generally accepted in the United States (“GAAP”), or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. The non-GAAP financial measures used in the financial forecasts were relied upon by Qatalyst Partners for purposes of its opinion and by our Board of Directors in connection with its consideration of the Merger. The SEC rules which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination like the Merger if the disclosure is included in a document like this proxy statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by Qatalyst Partners for purposes of its opinion or by our Board of Directors in connection with its consideration of the Merger. Accordingly, MINDBODY has not provided a reconciliation of the financial measures included in the financial forecasts to the relevant GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by MINDBODY may not be comparable to similarly titled amounts used by other companies. Neither MINDBODY’s independent auditor nor any other independent accountant has compiled, examined or performed any procedures with respect to the Management Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability.

Other Additional Disclosures to Proxy Statement

In addition to the Supplemental Disclosures, the following additional disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The disclosure under the heading “Summary – Regulatory Approvals Required for the Merger” is hereby supplemented by adding the disclosure underlined below to the second paragraph under that heading on page 4 of the Proxy Statement:

On January 3, 2019, MINDBODY and Vista Fund VI made the filings required to be made under the HSR Act. The applicable waiting period under the HSR Act was terminated early on January 31, 2019.

The disclosure under the heading “The Merger – Regulatory Approvals Required for the Merger” is hereby supplemented by adding the disclosure underlined below to the first paragraph under the subheading “HSR Act and U.S. Antitrust Matters” on page 64 of the Proxy Statement:

The Merger is subject to the provisions of the HSR Act and therefore cannot be completed until MINDBODY and Vista Funds file a notification and report form with the FTC and the DOJ under the HSR Act and the applicable waiting period has expired or been terminated. MINDBODY and Vista Funds made the necessary filings with the FTC and the Antitrust Division of the DOJ on January 3, 2019. The applicable waiting period under the HSR Act was terminated early on January 31, 2019.

Additional Information and Where to Find It

In connection with the proposed Merger, MINDBODY has filed with the Securities and Exchange Commission (the “SEC”) and furnished to its stockholders a definitive proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, MINDBODY mailed the definitive proxy statement and a proxy card to each stockholder of MINDBODY entitled to vote at the special meeting relating to the proposed transaction. The proxy statement contains important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF MINDBODY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT MINDBODY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MINDBODY AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that MINDBODY may file with the SEC and send to its stockholders in connection with the proposed Merger. The proposed Merger will be submitted to MINDBODY’s stockholders for their consideration. Before making any voting decision, stockholders of MINDBODY are urged to read the proxy statement regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed Merger.

Stockholders of MINDBODY are able to obtain a free copy of the proxy statement, as well as other filings containing information about MINDBODY and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting MINDBODY’s Investor Relations at (888) 782-7155, by email at IR@mindbodyonline.com, or by going to MINDBODY’s Investor Relations page on its website at investors.mindbodyonline.com and clicking on the link titled “Financials & Filings” to access MINDBODY’s “SEC Filings.”

Participants in the Solicitation

MINDBODY and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of MINDBODY’s directors and executive officers and their ownership of Company Common Stock is set forth in MINDBODY’s definitive proxy statement on Schedule 14A filed with the SEC on January 23, 2019, in connection with the proposed Merger, MINDBODY’s proxy statement on Schedule 14A filed with the SEC on April 5, 2018, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, are contained in the proxy statement and may be contained in other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which MINDBODY refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent MINDBODY’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of MINDBODY for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect MINDBODY’s business and the price of the common stock of MINDBODY, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of MINDBODY and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on MINDBODY’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from MINDBODY’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against MINDBODY related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in MINDBODY’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, MINDBODY does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

EFiled: Jan 30 2019 11:48AM EST Transaction ID 62910673 Case No. 2019-0070-

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

LUXOR CAPITAL PARTNERS, LP,	)
LUXOR WAVEFRONT, LP, LUGARD	)
ROAD CAPITAL MASTER FUND, LP, and	)
LUXOR CAPITAL PARTNERS	)
OFFSHORE MASTER FUND, LP,	)
)
Plaintiffs,	)
)
v.	)	C.A. No. __________________
)
MINDBODY, INC.,	)
)
Defendant.	)

PLAINTIFF’S MOTION TO EXPEDITE PURSUANT TO 8 DEL. C. § 220

Plaintiffs Luxor Capital Partners, LP, Luxor Wavefront, LP, Lugard Road Capital Master Fund, LP, and Luxor Capital Partners Offshore Master Fund, LP (collectively “Luxor” or “Plaintiffs”), by and through their undersigned counsel, hereby move for the entry of an order expediting proceedings in this action. The grounds for this motion are as follows:

BACKGROUND

1. Plaintiffs are the beneficial owners of 13.8% of Mindbody’s common stock, worth approximately $136,748,815.92 as of market close on December 21, 2018.

2. On December 24, 2018, Mindbody announced that Mindbody, Torreys Parent LLC (“Parent”), and Torreys Merger Sub, Inc. (“Merger Sub”) had entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Mindbody would merge into Merger Sub, with Mindbody continuing as the surviving corporation and as a wholly owned direct subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of Vista Equity Partners Management LLC (“Vista”). The Company’s stockholders will vote on the Merger on February 14, 2019.

3. If the Merger closes, each share of Mindbody common stock will be cancelled and converted into the right to receive $36.50 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).

4. The Merger is the result of an expedited sale process triggered by the Company’s Chief Executive Officer and Chairman, Richard Stollmeyer’s, seemingly unauthorized efforts to shop the Company. Given the hasty sale process, it is no wonder that the Merger Consideration significantly undervalues the Company.

5. When Luxor tried to schedule a meeting with the Company and Vista to discuss its concerns about the sale process and the adequacy of the Merger Consideration, Mr. Stollmeyer gave Luxor the run-around and refused to facilitate such a meeting.

6. Left with no other option, on January 18, 2019, Luxor served Mindbody with a sworn demand for books and records (the “Demand”) pursuant to 8 Del. C. § 220.

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7. The purposes of the Demand are to investigate: (i) whether the members of the Mindbody Board of Directors (the “Board”) breached their fiduciary duties in connection with the Merger; (ii) whether the members of the Board were independent with respect to the Merger and any related matters; (iii) the value of Luxor’s shares and the fairness of the Merger; (iv) whether to communicate with Mindbody stockholders in advance of the vote on the Merger; (v) the completeness and accuracy of the Company’s disclosures regarding the Merger; and (vi) whether to pursue a pre-closing injunction, appraisal, corrective measures, or a post-closing money damages claim in relation to the Merger.

8. The Company waited five business days and then responded to the Demand with a host of objections (the “Response”). Without conceding anything, it has produced its stockholder list (but not its NOBO list or attendant data), and it has offered to “provide access to certain information that it has reasonably available.”

9. On January 29, counsel for the Company and Luxor met and conferred to discuss the scope and timing of the Company’s production in response to the Demand. Company counsel confirmed that the Company was only willing to produce certain limited stocklist materials—its list of stockholders of record (produced with the Response) and its NOBO list and attendant data—but none of the substantive materials requested in Section B of the Demand.

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10. Given the impending stockholder vote scheduled for February 14, 2019, Luxor cannot afford to wait any longer. It seeks an order expediting these proceedings so it will have sufficient time to review the requested books and records prior to the February 14, 2019 stockholder meeting. In the alternative, Luxor seeks a schedule that will provide it sufficient time to review the books and records prior to the deadline for withdrawal of appraisal demands.

ARGUMENT

11. The Court of Chancery Rules grant this Court broad power to order expedited proceedings. See Ct. Ch. R. 12, 30, 34, 57 and 173. “The burden on a plaintiff in seeking an expedited proceeding is not high.” Renco Grp., Inc. v. MacAndrews AMG Holdings LLC, 2013 WL 209124, at *1 (Del. Ch. Jan. 18, 2013) (citing In re Ness Techs., Inc., 2011 WL 3444573, at *2 (Del. Ch. Aug. 3, 2011)).

12. The Court has traditionally acted with a “‘certain solicitude’” for parties seeking expedited proceedings and “‘has followed the practice of erring on the side of more hearings rather than fewer.’” Id. n.10 (quoting Giammargo v. Snapple Beverage Corp., 1994 WL 672698, at *2 (Del. Ch. Nov. 15, 1994)). The Delaware Supreme Court has observed that “Delaware Courts are always receptive to expediting any type of litigation in the interests of affording justice to the parties.” Box v. Box, 697 A.2d 395, 399 (Del. 1997).

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13. Section 220 authorizes this Court to “summarily order the corporation to permit the stockholder to inspect the corporation’s stock ledger, an existing list of stockholders, and its other books and records, and to make copies or extracts therefrom.” 8 Del. C. § 220(c). “Courts have construed § 220 as mandating an expedited and, sometimes, summary adjudication to preserve the orderly and proper governance of the corporation.” Gotham Partners, L.P. v. Hallwood Realty Partners, L.P., 714 A.2d 96, 103 (Del. Ch. 1998); see also Brehm v. Eisner, 746 A.2d 244, 267 (Del. 2000) (stating that an action under § 220 “is a summary one that should be managed expeditiously”).

14. Accordingly, it is well-settled that Section 220 proceedings are “summary in nature, involving expedited discovery and hearing.” Coit v. Am. Century Corp., 1987 WL 8458, at *1 (Del. Ch. Mar. 20, 1987); accord, e.g., Rainbow Navigation, Inc. v. Pan Ocean Navigation, Inc., 535 A.2d 1357, 1360 (Del. 1987) (acknowledging “[t]he normally expedited nature of the litigation following a demand for inspection”).

15. As a summary proceeding, Section 220 proceedings “will be scheduled for an expedited trial without the usual showings required to obtain expedition in other matters.” Donald J. Wolfe, Jr. & Michael A. Pittenger, CORPORATE AND COMMERCIAL PRACTICE IN THE DELAWARE COURT OF CHANCERY, § 4.10[a] (2017). But even if the “usual showings” are required, Plaintiff easily satisfies the standard for obtaining expedited proceedings. See Sinchareonkul v. Fahnemann, 2015 WL 292314, at *4 (Del. Ch. Jan. 22, 2015) (expedited proceedings are granted when a “plaintiff has articulated a sufficiently colorable claim and shown a sufficient possibility of a threatened irreparable injury….”) (quotation marks omitted).

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A.	Plaintiffs Have Articulated A Colorable Claim

16. In assessing whether a claim is colorable, the Court “ha[s] no real choice other than to accept the complaint’s assertions at face value” and “need not determine the merits of the case or ‘even the legal sufficiency of the pleadings’ at this stage . . . .” TCW Tech. Ltd. P’ship v. Intermedia Commc’ns, Inc., 2000 WL 1478537, at *2 (Del. Ch. Oct. 2, 2000); Morton v. Am. Mktg. Indus. Holdings, Inc., 1995 WL 1791090, at *2 (Del. Ch. Oct. 5, 1995) (citing Giammargo).

17. The Complaint easily satisfies “the very low standard for demonstrating a colorable claim.” Vansant v. Ocean Dunes Condo. Council Inc., 2014 WL 718058, at *1 (Del. Ch. Feb. 26, 2014). The Complaint alleges that (i) Plaintiffs are stockholders, (ii) Plaintiffs complied with the statutory requirements specifying the form and manner for making a demand under Section 220, (iii) Plaintiffs possess a proper purpose for conducting the inspection, and (iv) each category of books and records is essential to Plaintiffs’ purpose. See Cent. Laborers Pension Fund v. News Corp., 45 A.3d 139, 144 (Del. 2012); Sec. First Corp. v. U.S. Die Casting & Dev. Co., 687 A.2d 563, 565 (Del. 1997).

6

18. With respect to the proper purpose requirement, a stockholder is “not required to prove by a preponderance of the evidence that waste and [mis]management are actually occurring.” Seinfeld v. Verizon Commc’ns, Inc., 909 A.2d 117, 123 (Del. 2006). A stockholder “need only show, by a preponderance of the evidence, a credible basis from which the Court of Chancery can infer there is possible mismanagement that would warrant further investigation.” Id. A showing that is sufficient to conduct an inspection “may ultimately fall well short of demonstrating that anything wrong occurred.” Id. “[T]he ‘credible basis’ standard sets the lowest possible burden of proof.” Id.

19. Here, the Complaint alleges a more than colorable claim that there is a credible basis to suspect wrongdoing in connection with the Merger. The Complaint alleges that, shortly following an Analyst Day at which the Company conveyed enormous optimism about the Company and its prospects, in October 2018, the Company’s Chief Executive Officer and Chairman began shopping the Company, seemingly without Board authorization. Compl. ¶¶ 21-23. Thereafter, the Board (i) adjusted its guidance downward, triggering a 20% decrease in its stock price, reflecting a dramatic change in tone from the optimistic statements made just two months earlier at the Company’s Analyst Day, (Compl. ¶¶ 29-30); (ii) engaged an apparently conflicted financial advisor (Compl. ¶ 32); (iii) conducted what appears to have been an unnecessarily expedited sale process that did not allow serious bidders to conduct thorough due diligence on the Company (Compl. ¶¶ 34-44), and (iv) approved a deal that significantly undervalues the Company with Vista, who had been in discussions with the Company about a potential transaction for at least one month longer than any other potential acquirer (Compl. ¶¶ 37, 53-61).

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B.	Plaintiffs Have Demonstrated A Sufficient Possibility Of Irreparable Injury

20. In addition, Plaintiffs’ claims involve an imminent risk of irreparable harm. ZRII, LLC v. Wellness Acquisition Grp., Inc., 2009 WL 2998169, at *13 (Del. Ch. Sept. 21, 2009) (irreparable harm exists where injury cannot be adequately compensated by money damages).

21. Any delay in these Section 220 proceedings would limit Luxor’s ability to consider the books and records subject to production and consider whether to seek timely relief from this Court prior to consummation of the Merger. The Company has scheduled the stockholder vote on the Merger for February 14, 2019. Without an expedited Section 220 proceeding, Plaintiff may be unable to receive and review books and records in time to vindicate its rights regarding the Merger.

22. This delay is itself irreparable harm because it may limit or foreclose Luxor’s ability to inform fellow stockholders of material information which may influence their vote on the Merger or to seek timely redress of any breach of fiduciary duties. See FrontFour Capital Grp. LLC, et al. v. Medley Capital Corp., C.A. No. 2019-0021-KSJM, at *28 (Del. Ch. Jan. 16, 2019) (Transcript) (scheduling

8

expedited books and records trial prior to stockholder vote and within two weeks of the filing of the complaint); High River Ltd. P’ship et al., v. Dell Techs. Inc., C.A. No. 2018-0790-AGB at 39-40 (Del. Ch. Nov. 5, 2018) (TRANSCRIPT) (scheduling expedited trial in order to facilitate potential use of information in proxy contest); Blackrock Corp. High Yield Fund, Inc., et al. v. Rachesky, et al., C.A. No. 2808-VCS at 42-44 (Del. Ch. Mar. 22, 2007) (TRANSCRIPT) (scheduling expedited trial in proceedings seeking rescission of dilutive financing orchestrated by controlling stockholder). In contrast, there is no prejudice to the Company in moving forward expeditiously.

23. Plaintiffs respectfully request that the Company be required to answer the Complaint within three business days, that discovery be expedited, and that a trial be held as soon as possible in February 2019, but no later than February 8, so that the information requested in the Demand can be promptly made available to and reviewed by Plaintiffs in advance of the stockholder vote. In the alternative, Plaintiff requests a trial in February or March 2019, so that the information requested in the Demand can be reviewed by Plaintiffs in advance of the deadline to withdraw any appraisal demands, which deadline is likely to be in mid-April.1 See FrontFour,

[1]

Without access to the Company’s books and records prior to the deadline to withdraw any appraisal demands, Luxor would be forced to make a potentially irrevocable decision to seek appraisal and forego its right to the Merger Consideration on the basis of only the incomplete and inaccurate information in the Proxy.

9

C.A. No. 2019-0021-KSJM, at 28 (scheduling expedited books and records trial prior to stockholder vote and within two weeks of the filing of the complaint); High River Limited Partnership et al., v. Dell Techs. Inc., C.A. No. 2018-0790-AGB at 39-40 (Del. Ch. Nov. 5, 2017) (TRANSCRIPT) (scheduling expedited trial within two weeks from hearing on motion to expedite in books and records proceeding); Soleno Inc. v. Magic Sliders, Inc., 1999 WL 669369 (Del. Ch. Aug. 18, 1999) (granting motion to expedite books and records proceeding and providing trial dates less than thirty days).

WHEREFORE, Plaintiff respectfully requests that the Court grant this Motion to Expedite and order summary, expedited proceedings culminating in a trial to be held as soon as possible.

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/s/ A. Thompson Bayliss
OF COUNSEL:	A. Thompson Bayliss (#4379)
April M. Kirby (#6152)
CADWALADER,	ABRAMS & BAYLISS LLP
WICKERSHAM & TAFT LLP	20 Montchanin Road, Suite 200
200 Liberty Street	Wilmington, Delaware 19807
New York, New York 10281	(302) 778-1000
(212) 504-6000
Counsel for Plaintiffs Luxor Capital
Dated: January 30, 2019	Partners, LP, Luxor Wavefront, LP,
Lugard Road Capital Master Fund, LP,
and Luxor Capital Partners Offshore
Master Fund, LP

Words: 2122

11

SUPPLEMENTAL INFORMATION PURSUANT TO RULE 3(A) OF THE RULES OF THE COURT OF CHANCERY	EFiled: Jan 30 2019 11:48AM EST Transaction ID 62910673 Case No. 2019-0070-

The information contained herein is for the use by the Court for statistical and administrative purposes only. Nothing stated herein shall be deemed an admission by or binding upon any party.

1. Caption of Case:

Luxor Capital Partners, LP, Luxor Wavefront, LP, Lugard Road Capital Master Fund, LP, and Luxor Capital Partners Offshore Master Fund, LP v. Mindbody, Inc.

2. Date Filed: January 30, 2019

3. Name and address of counsel for plaintiff(s):

A. Thompson Bayliss (#4379)

April M. Kirby (#6152)

Abrams & Bayliss LLP

20 Montchanin Road, Suite 200

Wilmington, DE 19807

4. Short statement and nature of claim asserted:

Complaint seeking judgment and the production of books and records

5. Substantive field of law involved (check one):

____ Administrative law	____ Labor law	____ Trusts, Wills and Estates
____ Commercial law	____ Real Property	____ Consent trust petitions
____ Constitutional law	____ 348 Deed Restriction	____ Partition
X Corporation law	____ Zoning	____ Rapid Arbitration (Rules 96,97)
____ Trade secrets/trade mark/or other intellectual property		____ Other

6. Related cases, including any Register of Wills matters (this requires copies of all documents in this matter to be filed with the Register of Wills):

7. Basis of court’s jurisdiction (including the citation of any statute(s) conferring jurisdiction):

8 Del. C. § 220

8. If the complaint seeks preliminary equitable relief, state the specific preliminary relief sought.

9. If the complaint seeks a TRO, summary proceedings, a Preliminary Injunction, or Expedited Proceedings, check here X. (If #9 is checked, a Motion to Expedite must accompany the transaction.)

10. If the complaint is one that in the opinion of counsel should not be assigned to a Master in the first instance, check here and attach a statement of good cause. X

/s/ A. Thompson Bayliss
A. Thompson Bayliss (#4379)

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

LUXOR CAPITAL PARTNERS, LP,	)
LUXOR WAVEFRONT, LP, LUGARD	)
ROAD CAPITAL MASTER FUND, LP, and	)
LUXOR CAPITAL PARTNERS	)
OFFSHORE MASTER FUND, LP,	)
)
Plaintiffs,	)
)
v.	)	C.A. No. ________________
)
MINDBODY, INC.,	)
)
Defendant.	)

STATEMENT OF GOOD CAUSE

I am a partner at Abrams & Bayliss LLP and a member in good standing of the Bar of the State of Delaware. With my firm, I am counsel to plaintiffs Luxor Capital Partners, LP, Luxor Wavefront, LP, Lugard Road Capital Master Fund, LP, and Luxor Capital Partners Offshore Master Fund, LP (collectively “Plaintiffs”). We respectfully submit that this action is inappropriate for submission to a Master in the first instance, as it involves a request for expedited consideration of a books and records demand in advance of a stockholder vote scheduled for February 14, 2019 or, in the alternative, in February or March 2019 so that the information requested can be reviewed by Plaintiffs in advance of the deadline to withdraw any appraisal demands (likely to be in mid-April). Therefore, the process of taking and briefing exceptions pursuant to Court of Chancery Rule 144 would unnecessarily delay consideration of this matter.

/s/ A. Thompson Bayliss
OF COUNSEL:	A. Thompson Bayliss (#4379)
April M. Kirby (#6152)
CADWALADER, WICKERSHAM & TAFT LLP	ABRAMS & BAYLISS LLP 20 Montchanin Road, Suite 200
200 Liberty Street	Wilmington, Delaware 19807
New York, New York 10281	(302) 778-1000
(212) 504-6000
Counsel for Plaintiffs Luxor Capital
Dated: January 30, 2019	Partners, LP, Luxor Wavefront, LP,
Lugard Road Capital Master Fund, LP,
and Luxor Capital Partners Offshore
Master Fund, LP

Words: 152

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

LUXOR CAPITAL PARTNERS, LP,	)
LUXOR WAVEFRONT, LP,	)
LUGARD ROAD CAPITAL	)
MASTER FUND, LP, and	)
LUXOR CAPITAL PARTNERS	)
OFFSHORE MASTER FUND, LP,	)
)
Plaintiffs,	)	C.A. No. 2019-0070-JTL
)
v.	)
)
MINDBODY, INC.,	)
)
Defendant.	)

DEFENDANT’S OPPOSITION TO PLAINTIFF’S

MOTION TO EXPEDITE PURSUANT TO 8 DEL. C. § 220

The Complaint for Inspection of Books and Records Pursuant to 8 Del. C. § 220 filed by Plaintiffs Luxor Capital Partners, LP, Luxor Wavefront, LP, Lugard Road Capital Master Fund, LP, and Luxor Capital Partners Offshore Master Fund, LP (collectively, “Luxor”) is filled with innuendo and speculation, and represents just one prong of Luxor’s coordinated and premeditated campaign to disrupt—for its sole benefit—the merger between MINDBODY, Inc. (“MINDBODY”) and affiliates of Vista Equity Partners Management, LLC (“Vista”). Luxor’s motion to expedite a hearing on its Section 220 complaint should be denied for four reasons:

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First, Luxor lacks a colorable claim under Section 220. Not only was Luxor’s demand grossly overbroad and lacking in any proper purpose, Luxor failed to comply with the requirements of Section 220 by (i) neglecting to submit its demand “under oath” and (ii) neglecting to provide sufficient evidence establishing stockholder status. As Luxor has not properly invoked the statute, the Court should not grant Luxor the privilege of expediting its claims.

Second, Luxor’s strategic delay in invoking Section 220 belies the existence of any true emergency. Since MINDBODY announced the merger in December, Luxor (along with the world) has been fully aware of the deal price: $36.50 in cash per share of MINDBODY common stock—a 68% premium over the trading price on the day before announcement. Yet Luxor waited nearly three weeks before articulating its purported concerns about the adequacy of that substantial premium, and Luxor chose to do so by filing a Schedule 13D with the SEC (which its Section 220 complaint and motion fail to mention). Only after Luxor’s 13D failed to attract support did Luxor attempt to deploy Section 220. Thus, it was not until nearly four weeks after the merger’s announcement that Luxor sent MINDBODY a books-and-records demand. And it was not until January 30, 2019, close to five weeks after the announcement, that Luxor filed this action. Luxor now abruptly seeks a trial “no later than February 8.” Pls. Br. ¶ 23. But there is no urgency requiring a Section 220 trial to be held in less than 4 days after the hearing on the motion to expedite—and Luxor has not pointed to any precedent where this Court has ordered a trial on such short notice. Doing so would inconvenience the Court as well as MINDBODY, while advancing no legitimate goal.

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Third, Luxor will not suffer any injury, much less irreparably so, without an expedited trial. MINDBODY has already provided Luxor a list of MINDBODY stockholders as of the merger record date, and offered to direct its proxy solicitor to share other available stocklist information (Luxor did not respond). Given MINDBODY’s willingness to produce those core stocklist materials to Luxor, expedition is unnecessary. Any remaining dispute can be resolved on a typical Section 220 schedule. See FrontFour Capital Grp. LLC, et al. v. Medley Capital Corp., C.A. No. 2019-0021-KSJM, at 27-29 (Del. Ch. Jan. 16, 2019) (TRANSCRIPT) (prioritizing production of stocklist materials). And, because Luxor’s concerns can be addressed adequately after the merger closes (if ever), there is no reason for a trial before the stockholder vote on February 14. Indeed, Luxor implicitly confirms this by requesting, in the alternative, that the Court set a trial as late as March 2019.

Finally, the equities weigh against expedition because Luxor is improperly attempting to use Section 220 to circumvent Rule 34. See Polygon Glob. Opportunities Master Fund v. West Corp., 2006 WL 2947486, at *5 (Del. Ch. Oct. 12, 2006) (“Section 220 is not intended to supplant or circumvent

3

discovery proceedings.”). Luxor is secretly coordinating with one of the named plaintiffs in a separate action related to the merger, Ryan Jr. and Friedman v. MINDBODY, Inc., et al., C.A. No. 2019-0061-VCL (the “Ryan/Friedman Action”), filed in this Court on January 29, 2019, which alleges breaches of fiduciary duty by MINDBODY’s directors. In particular, on information and belief, Luxor principal Douglas Friedman is an immediate family member of Donald Friedman, a named plaintiff in the Ryan/Friedman Action. On information and belief, the Friedmans have coordinated these actions without disclosing their relationship to MINDBODY or this Court. Luxor’s shadow participation in the Ryan/Friedman Action—where the breach of fiduciary duty claims that Luxor purports to be interested in investigating have already been asserted—undermines its claimed need for expedited proceedings here. It also indicates that this action is little more than a fishing expedition designed to bolster the Ryan/Friedman Action.

Luxor’s motion to expedite should be denied.

BACKGROUND

A.	Vista Agrees to Acquire MINDBODY and MINDBODY Plans a Go-Shop.

On December 24, 2018, MINDBODY and Vista announced a merger agreement at $36.50 per share, 68% above the closing price of MINDBODY’s common stock on the trading day before the merger was announced and 42% above the 30-day volume weighted average price. Compl. ¶ 2. This represents the

4

second-highest revenue multiple ever paid by a private equity firm for a public software-as-a-service company and the third highest multiple for any public software asset. See Compl. Ex. B at 1-2. The merger is subject to approval by MINDBODY shareholders, regulatory review, and other closing conditions. MINDBODY’s Board of Directors, who collectively own tens of thousands of shares of MINDBODY common stock and are thus aligned with the interests of MINDBODY’S stockholders, unanimously approved the transaction. See Compl. Ex. B. at 2. The merger agreement provided a 30-day go-shop period. Compl. ¶ 45.

B.	Luxor Publicly Criticizes the Merger in a Detailed Schedule 13D Filing.

On January 9, 2019, MINDBODY filed a preliminary proxy statement disclosing the process leading to the agreement with Vista. Compl. ¶ 77. The next day, Luxor filed a Schedule 13D with the SEC. Ex. 1, Luxor Schedule 13D (Jan. 10, 2019). After declaring the size of its MINDBODY investments—$140 million in common stock and $130 million in convertible notes—Luxor proclaimed that it “believe[d] that the Proposed Merger significantly undervalue[d] the Shares” and that it intended to discuss the merger with MINDBODY’s stockholders, board of directors, and management.1 Id.

[1]

Luxor’s ownership of convertible notes makes it an atypical stockholder and sheds light on Luxor’s economic motivations for attacking the merger. Had the merger price been in the range of $39, Luxor would have received a unique premium on its debt investment.

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C.	Luxor Seeks Meetings with Vista and MINDBODY But Refuses to Execute an NDA.

After going public to blast the merger, Luxor attempted to meet with Vista and MINDBODY. See Compl. Ex. D. Vista, unsurprisingly, declined to sit down with Luxor, whose manifest intention was to break the deal that Vista hoped to consummate. Id. MINDBODY, busy in the process of approaching 38 new parties to suss out any potential topping bid,2 invited Luxor to execute an NDA to receive MINDBODY’s management presentation and access its data room. See Compl. Ex. E. Luxor declined.

D.	Luxor Serves its Sweeping Books and Records Demand on MINDBODY.

Hours after Luxor refused an opportunity to review the corporate materials that Vista and other potential bidders had received, Luxor submitted a books-and-records demand to MINDBODY. Compl. ¶ 67. MINDBODY responded within the statutory time period. Compl. Ex. B. Luxor’s 11-page demand seeks 6 broad categories of information (with 27 subparts). Compl. Ex. A.

[2]	This was in addition to the 14 others besides Vista that had been contacted pre-signing.

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E.	MINDBODY Responds to Luxor’s Demand, Despite Its Deficiencies, By Producing a Stocklist and Offering to Produce More.

On January 28, 2019, counsel to MINDBODY responded to the demand by cataloguing its shortcomings, including that it failed to comply with procedural requirements, did not state a proper purpose and was overbroad. Compl. Ex. B. Without any waiver but in the interest of reaching resolution, MINDBODY attached a list of stockholders of record as of the merger record date, and further indicated willingness to “make available all attendant data (e.g., NOBO list)” to Luxor. Id.

F.	Luxor Ignores MINDBODY’s Offer.

On January 29, the parties met and conferred by telephone. MINDBODY invited Luxor to respond to any of the issues noted in MINDBODY’s six-page response to its demand; Luxor declined to do so. MINDBODY also drew Luxor’s attention to MINDBODY’s written offer to provide additional stocklist material; Luxor did not indicate interest. Finally, MINDBODY suggested that Luxor consider revising its demand with “rifled precision;” Luxor demurred. Instead, Luxor elected to burden MINDBODY and the Court with its Section 220 action—just two weeks before the stockholder vote on the merger.

LEGAL STANDARD

Motions to expedite are “review[ed] seriously” and granted “only where it appears that the facts alleged justify the burdens involved.” Ehlen v. Conceptus, Inc., 2013 WL 2285577, at *1 (Del. Ch. May 24, 2013) (recognizing the “cost, to corporations, to stockholders, and to the taxpayer, of the

7

burdens caused by expedited consideration”). This Court has “refus[ed] to expedite a matter where the plaintiff’s delay ‘imposes additional burdens on the [C]ourt and could prejudice the [C]ourt’s ability to adjudicate the matter fairly.’” Brookstone P’rs Acq. XVI, LLC v. Tanus, 2012 WL 3711410, at *2 (Del. Ch. Aug. 22, 2012).

ARGUMENT

I.	LUXOR LACKS A COLORABLE CLAIM, WHICH RULES OUT EXPEDITED PROCEEDINGS.

Luxor does not have a colorable claim because it failed to, inter alia, (i) submit the demand “under oath” or (ii) provide sufficient evidence establishing stockholder status.

First, “Section 220(b) requires that a stockholder make its demand ‘under oath.’ Typically, stockholders do so by notarized affidavit accompanying a demand letter.” Inter-Local Pension Fund GCC/IBT v. Calgon Carbon Corp., 2018 WL 7135361, at *8 (Del. Ch. Jan. 25, 2018); see also Seinfeld v. Verizon Commc’ns Inc., 873 A.2d 316, 317 (Del. Ch. 2005) (“[T]he statute require[s] that beneficial holder making demand swear under oath that not only the contents of the demand are true, but also that the documentary evidence of ownership is true and correct.”).

8

Luxor did not submit a “notarized affidavit” or otherwise take steps to submit the demand “under oath.” Instead, the demand was written by counsel. Although the demand was accompanied by a notarized power of attorney, that document does not swear to the contents of the demand, nor does it swear that the purported evidence attached to the demand is true and correct. Thus, the basis for this action is statutorily defective, requiring denial of the motion to expedite. See Cent. Laborers Pens. Fund v. News Corp., 45 A.3d 139, 144 (Del. 2012) (affirming dismissal of Section 220 action, noting that absent “procedural compliance [with the form and manner of Section 220] the stockholder has not properly invoked the statutory right to seek inspection, and consequently, the corporation has no obligation to respond”); see also Seinfeld, 873 A.2d at 317.

Second, the demand failed to comply with Section 220’s requirement that it “be accompanied by documentary evidence of beneficial ownership of the stock” for each of the purported stockholders making the demand. 8 Del. C. § 220. The demand was submitted by nine entities collectively defined as “Luxor” and purports to seek inspection on behalf of the collective “Luxor.” However, the account statement attached to the demand only lists four entities as purportedly holding stock. Thus, for more than half of the entities seeking books and records as the collective “Luxor,” the demand does not establish that the entities are stockholders, nor does it contain the evidence of beneficial ownership required by Section 220. Thus, the demand “did not comply with the form and manner requirements before the litigation was initiated” and Luxor cannot maintain this action. See Elow v. Express Scripts Holding Co., 2017 WL 2352151, at *4 (Del. Ch. May 31, 2017).3

[3]

Plaintiffs cannot attempt to remedy their defective demand through litigation. See Cent. Laborers, 45 A.3d 139, 146 (“[The] right of the corporation is defeated and an integral part of the statute rendered nugatory when . . . the demand does not satisfy the statutory mandate and an effort to comply with the requirements of form is made during the course of the litigation without delivering a new form of demand.”).

9

More generally, as MINDBODY explained to Luxor in its response letter (which Luxor does not attempt to address), Luxor’s demand is defective because it fails to state any proper purpose and its three-page laundry list of requests lacks “rifled precision.” Compl. Ex. B at 2-5. Among other things, Luxor offers no shred of a credible basis to infer any non-exculpated breach of fiduciary duty. See Se. Pa. Transp. Auth. v. AbbVie Inc., 2015 WL 1753033, at *13 (Del. Ch. Apr. 15, 2015), aff’d, 2016 WL 235217 (Del. Jan. 20, 2016).

II.	LUXOR’S UNJUSTIFIABLE DELAY SHOULD PRECLUDE PROCEEDING ON AN EXPEDITED BASIS.

This Court will deny a motion to expedite “if the movant waited an unreasonable length of time before asserting its claims and the delay unfairly prejudices the nonmovant.” CNL-AB LLC v. E. Prop. Fund I SPE (MS Ref) LLC, 2011 WL 353529, at *5 (Del. Ch. Jan. 28, 2011). Whether a litigant has unreasonably delayed “can range from as long as several years to as little as one month, but the temporal aspect of the delay is less critical than the reasons for it.” Id. (emphasis added).

10

Luxor delayed bringing this action for strategic reasons. MINDBODY announced the merger on December 24, 2018. Compl. ¶ 2. Luxor already had intimate knowledge of MINDBODY’s business. See Compl. Ex. E. In fact, Luxor has in the past frequently met with MINDBODY management and, as Luxor itself notes, presented to the MINDBODY Board. See Compl. ¶ 58. Upon learning of the merger, Luxor made a strategic decision to file a detailed Schedule 13D, presumably in hopes of attracting support for its attack on the deal. Luxor’s 13D does not hint that Luxor needs additional information to opine on the merger, which is perhaps why Luxor makes no mention of the 13D in its Complaint or motion to expedite. The 13D makes clear that Luxor has all the information it needs to oppose the merger. Only after failing to achieve its desired result from the 13D,4 and refusing to review the corporate documents made available to all bidders under an NDA, did Luxor file this Section 220 action seeking emergency relief.

Luxor’s delay is particularly egregious because its primary requested schedule—trial by February 8—assumes that the parties could complete “expedited discovery” (which Luxor details nowhere) and prepare for trial in four days. Luxor’s proposal is simply unreasonable and unachievable, especially given the

[4]	Institutional Shareholder Services (“ISS”) has recommended that MINDBODY shareholders vote in favor of the merger.

11

overbreadth of its request and refusal to make even remotely reasonable demands. None of the cases that Luxor relies on ordered such a compressed schedule, and Luxor’s delay and brinksmanship is a sufficient basis for the Court to reject it. See Brandt v. CNS Response, Inc., 2009 WL 2425757, at *1 (Del. Ch. Aug. 3, 2009) (finding plaintiff’s “leisurely approach” to pursuing his books and records claim “does not lead the Court to now believe that an emergency exists that the Court must remedy today or tomorrow”); Oliver Press P’rs, LLC v. Decker, 2005 WL 3441364, at *1 (Del. Ch. Dec. 6, 2005) (denying a motion to expedite and finding plaintiffs’ delay from November 21 until December 2 to be a delay that “wasted nearly half of the time potentially available to prepare, hear and decide this case before December 22”); see also Union Pac. Corp. v. Santa Fe Pac. Corp., 1995 WL 54428, at *2-4 (Del. Ch. Jan. 30, 1995) (finding that a “$3.85 billion transaction and a contest for control of one of the country’s largest railroad systems” was not a circumstance in which a one week expedited schedule for discovery and trial was warranted).

III.	LUXOR WILL NOT SUFFER IRREPARABLE INJURY, AND THE BALANCE OF EQUITIES WEIGHS AGAINST EXPEDITED PROCEEDINGS.

Luxor argues that an expedited proceeding will avoid irreparable harm, and not prejudice the Company, because it will enable Luxor to “inform fellow stockholders of material information which may influence their vote on the Merger or to seek timely redress of any breach of fiduciary duty.” Pls. Br. ¶ 22. This is a fallacy.

12

First, Luxor has the stocklist and is already free to communicate with stockholders . But, before Luxor could disclose any Section 220 information to fellow stockholders, the Court would have to determine whether Luxor could meet its “heavy burden” under Delaware law. Disney v. Walt Disney Co., 857 A.2d 444, 449 (Del. Ch. 2004) (requiring a showing that confidential materials must be shared in order “to prevent the corporation’s proxy materials from being false and misleading in some material respect, or equally compelling circumstances”); Highland Select Equity Fund, L.P. v. Motient Corp., 906 A.2d 156, 164-65 (Del. Ch. 2006). Thus, as Luxor would have it, between today and February 14 the Court must hold a Section 220 trial and rule, MINDBODY must produce documents, and the parties must proceed through more briefs and Disney hearings. This schedule would, if attainable at all, place an undue strain on the litigants and the Court.

Second, while Luxor purports to rely on Section 220 in deciding whether to pursue breach of fiduciary duty claims, this elides the fact that the coordinated Ryan/Friedman Action already asserts those claims. The Ryan/Friedman plaintiffs, who as noted above are related to Luxor, apparently did not need to inspect records before filing their claims. Nor did Luxor need to inspect records before preparing its own 13D. Luxor’s profession of an urgent need to do so now lacks credibility.

13

CONCLUSION

A plaintiff is not entitled to expedited proceedings as a matter of right. Having sat on its hands for over a month, Luxor cannot now impose the compressed schedule that it seeks, particularly given Luxor’s admission that post-closing relief is available. Luxor’s motion to expedite should be denied, and the Court should enter a schedule consistent with its routine summary practice under Section 220.

MORRIS, NICHOLS, ARSHT &
TUNNELL LLP

/s/ Ryan D. Stottmann
OF COUNSEL:	Ryan D. Stottmann (#5237)
Coleen W. Hill (#6287)
Sarah Lightdale	Jarrett W. Horowitz (#6421)
COOLEY LLP	1201 N. Market Street
1114 Avenue of the Americas	Wilmington, DE 19801
New York, NY 10036	(302) 658-9200
(212) 479-6374
Attorneys for Defendant Mindbody, Inc.
-and-
Words: 2,975
Patrick Gibbs
COOLEY LLP
3175 Hanover Street
Palo Alto, CA 94304
(650) 843-5535

February 1, 2019

14

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

LUXOR CAPITAL PARTNERS, LP,	)
LUXOR WAVEFRONT, LP, LUGARD	)
ROAD CAPITAL MASTER FUND, LP, and	)
LUXOR CAPITAL PARTNERS	)
OFFSHORE MASTER FUND, LP,	)
)
Plaintiffs,	)	C.A. No. 2019-0070-JTL
)
v.	)
)
MINDBODY, INC.,	)
)
Defendant.	)

PLAINTIFFS’ REPLY IN FURTHER

SUPPORT OF THEIR MOTION TO EXPEDITE

1. In its opposition, Mindbody1 contends that the Demand violates Section 220’s form and manner requirements, attacks Luxor for waiting four weeks after the Merger announcement to demand books and records, complains of the burden associated with a prompt trial, urges that Luxor’s concerns can be addressed post-closing, and alleges that Luxor is colluding with the plaintiffs in a plenary action. All of these arguments fail.

[1]	Undefined capitalized terms have the meanings ascribed to them in Luxor’s Verified Complaint (the “Complaint”) (Dkt. 1). All exhibits references are to exhibits to the Complaint.

2. First, the Demand complies with Section 220’s form and manner requirements. Moreover, Mindbody raised its form and manner objections for the first time in the opposition and thereby waived them.

3. Second, Mindbody cannot blame Luxor for the time crunch. Luxor acted diligently and sought relief within the time constraints imposed by Mindbody’s breakneck transaction schedule.

4. Third, Mindbody’s claim that post-closing relief is available ignores the reality that defendants in any post-closing fiduciary duty suit will argue that Luxor should have sought pre-closing relief and that it lacks standing to pursue certain claims post-closing. By refusing to produce even the most basic information, Mindbody is preventing Luxor from complying with the Delaware Supreme Court’s directive to use tools at hand to conduct pre-suit investigations.

5. Fourth, Mindbody’s objection to the Demand’s scope is unavailing. Mindbody refused to negotiate the scope of any substantive production. It cannot now claim that overbreadth defeats expedition.

6. The Court should set a trial for as soon as possible.

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ARGUMENT

I.	THE DEMAND COMPLIES WITH ALL FORM AND MANNER REQUIREMENTS; MINDBODY HAS WAIVED ANY OBJECTION

7. Mindbody argues for the first time that the Demand violates Section 220’s form and manner requirements because Luxor did not make the Demand under oath or attach adequate evidence of beneficial ownership (“EBO”). See Ex. B.

8. Mindbody waived these arguments by strategically omitting them from its detailed, six-page Response supposedly “cataloguing” the Demand’s deficiencies, as well as the parties’ subsequent meet and confer. See Nuance Commc’ns, Inc. v. Vlingo Corp., C.A. No. 5942-VCL, Tr. at 15-16 (Del. Ch. Nov. 4, 2010) (Transcript) (inferring from Section 220’s five-day waiting period that a “waiver issue” exists when corporation raises objections after the stockholder sues).

9. In any event, the form and manner objections are meritless. Luxor executed a notarized power of attorney authorizing Abrams & Bayliss “to act for them … to demand … the books and records of Mindbody, Inc.” Ex. A at Ex. C.

10. Tom Bayliss of Abrams & Bayliss executed the Demand, which expressly states that “Luxor [] demands, under oath … the opportunity to inspect or receive” the requested material and that the EBO “is a true and correct copy of what it purports to be.” Ex. A at 1, 8. Nothing else was required.

3

11. Mindbody cites Calgon for the proposition that stockholders “typically” make their demand under oath by “notarized affidavit accompanying the demand letter.” Inter-Local Pension Fund GCC/IBT v. Calgon Carbon Corp., 2018 WL 7135361, at *8 (Del. Ch. Oct. 17, 2018). Nothing in Calgon suggests that Luxor’s notarized power of attorney coupled with a statement that the Demand was made under oath was insufficient. Calgon itself rejects a technical interpretation of the statute that would have defeated an otherwise compliant demand. See also Kortum v Webasto Sunroofs, Inc., 769 A.2d. 113, 122 (Del. Ch. 2000).

12. Mindbody’s attack on Luxor’s EBO also fails. Mindbody concedes that Luxor’s EBO covers each plaintiff and four of the nine entities listed in the Demand (the other five are Plaintiffs’ general partners or managers). Mindbody cites no authority for the proposition that a company may refuse the demand of a stockholder who provided EBO because other entities referenced in the demand did not.

II.	MINDBODY’S LACHES ARGUMENT FAILS

13. Mindbody accuses Luxor of “strategic delay” because it waited “until nearly four weeks after the merger’s announcement” to request books and records. But Luxor acted promptly within the timeframe imposed by Mindbody.

4

14. The Company announced the Merger on Christmas Eve and filed its Preliminary Proxy Statement on January 9, 2019. Two days later, Luxor contacted Mindbody’s CEO and Chairman, Richard Stollmeyer, to request a meeting with Mindbody and Vista to discuss Luxor’s concerns regarding the deal. Exhibit C. Luxor also filed a 13D.2

15. Stollmeyer did not provide a substantive response until January 18, blaming the delay on the facts that he was both on vacation and “working 12-16 hour days.” Exhibit E. Even then, Stollmeyer avoided the requested meeting. Id.

16. Luxor served the Demand that day. Exhibits A, F.

17. Mindbody waited over a week to respond. During that time, Mindbody filed its Definitive Proxy Statement and announced that the Merger vote would be on February 14. Mindbody was so intent on rushing the vote, it took advantage of the fact that the SEC could not comment on the Preliminary Proxy Statement due to the federal government shutdown and filed its Definitive Proxy Statement on the first day it became effective.

[2]

Luxor’s 13D has not vitiated its inspection rights. Luxor’s statements in the 13D that it was “evaluating the Proposed Merger” and “believe that the Proposed Merger significantly undervalues the Shares” support Luxor’s Demand to review books and records to confirm or dispel its suspicions. The touted 68% premium makes no difference. The Merger Consideration represents a 20% discount to Mindbody’s 52-week high as of May 7, 2018 and only a 5 – 10% premium to the $33.00 to $34.00 range at which MINDBODY was trading when Vista first approached Mindbody about a potential acquisition in October 2018. After that meeting, the Company suspiciously backtracked on its earnings guidance, which resulted in a significant decrease in the Company’s trading price shortly before the Merger’s announcement.

5

18. In its January 28 Response, Mindbody agreed to produce “certain information that it has reasonably available” but did not clearly identify what the Company was willing to produce. Exhibit B.

19. The next morning, the parties’ counsel spoke, and Luxor learned that Mindbody would not produce anything other than stocklist materials until Luxor served a second, narrower demand. Luxor filed suit roughly twenty-four later. Mindbody’s laches argument fails.

III.	THE COURT SHOULD SCHEDULE A PRE-VOTE TRIAL IF FEASIBLE

20. The Delaware Supreme Court has repeatedly instructed stockholders to use the tools at hand to conduct pre-suit investigations. See, e.g., Seinfeld v. Verizon Commc’ns., Inc., 909 A.2d 117, 120 (Del. 2006); White v. Panic, 783 A.2d 543, 556- 57 (Del. 2001).

21. The Court of Chancery has also emphasized that a stockholder should bring disclosure claims prior to the challenged vote. See Vento v. Curry, 2017 WL 1076725, at *1 (Del. Ch. Mar. 22, 2017); Nguyen v. Barrett, 2016 WL 5404095, at *7 (Del. Ch. Sept. 28, 2016); In re Transkaryotic Therapies, Inc., 954 A.2d 346, 360-61 (Del. Ch. 2008).

6

22. Without a pre-vote trial, that guidance is impossible to follow. Luxor has identified multiple concerns about the Proxy. For example, it does not adequately disclose Stollmeyer’s apparent effort to shop the Company prior to board-approval (Compl. ¶¶ 22-23), Stollmeyer’s pre-October 2018 discussions with Vista (Compl. ¶ 22 & n. 3), or the fact that neither Mindbody nor Qatalyst contacted certain obvious, potential acquirers during its pre-signing solicitations or the go-shop period (Compl. ¶¶ 34, 51). Nor does the Proxy credibly explain how Mindbody’s prospects suddenly dimmed between its September 18 analyst day at which the Company provided optimistic guidance (after which Vista expressed interest) and the November 18 disclosures that caused a 20% plunge in Mindbody’s trading price. Compare High River Ltd. P’ship, et al. v. Forest Labs, Inc., C.A. No. 7663-ML (Del. Ch. Aug. 6, 2012) (Order) (ordering production of books and records relating to issuance of revised guidance). Mindbody similarly fails to explain seemingly material flaws in the projections Qatalyst relied on in rendering its fairness opinion.

23. Mindbody argues that a pre-vote trial would be pointless because Luxor would have to demonstrate that the Proxy is false or misleading before Luxor could disclose any materials produced as confidential, and because the parties do not have time to brief and resolve confidentiality disputes before the vote. These arguments miss the mark.

24. First, it would be perverse to deny expedition because Mindbody’s stockholders do not have time to obtain relief. Mindbody set the pace for challenges to the Merger by scheduling the stockholder vote on a breakneck schedule and stringing Luxor along by delaying responses to Luxor’s request for a meeting.

7

25. Second, Mindbody ignores the reality that, if Luxor identifies disclosure flaws, it could raise them with Mindbody, who could make curative disclosures immediately without briefing or argument.

26. Mindbody’s argument that a pre-vote trial would be unduly burdensome ignores the burden the Company has imposed on its stockholders. Mindbody (i) entered into a definitive merger agreement only two months after discussions with Vista began and less than one-week after providing diligence information to potential purchasers, (ii) agreed to a 30-day go-shop period, with unlimited matching rights that commenced on Christmas Eve and ran through the holidays,3 (iii) filed its Preliminary Proxy Statement just sixteen days after announcing the Merger and its Definitive Proxy Statement fourteen days after filing its Preliminary Proxy Statement (likely due to the government shutdown), and (iv) scheduled the stockholder vote less than one month after issuing the Definitive Proxy Statement. Mindbody identifies no credible reason why it cannot act with similar haste to resolve this action.

[3]	Mindbody’s co-founder and CEO was on vacation during a portion of the go-shop period and did not return until January 14, just eight days before the go-shop period ended.

8

IV.	MINDBODY’S OVERBREADTH ARGUMENT FAILS

27. Mindbody had ample opportunity to resolve its overbreadth objection. On January 29, Luxor expressed willingness to negotiate scope given the time constraints. Instead of acting to resolve the issue, Mindbody refused Luxor’s suggestion that Mindbody mark up the Demand to identify what the Company would produce. See Kirby Aff. ¶¶ 5, 6. Luxor offered to go through the Demand request-by-request. Mindbody countered that it was only willing to provide certain stocklist materials and demanded that Luxor serve a second, narrower demand that would have reset the five business day clock and eliminated any opportunity to obtain a pre-vote production. Id. ¶¶ 7, 8.

28. Mindbody should not be rewarded for its refusal to engage. See Obsidian Mgmt. LLC v. Xura, Inc., C.A. No. 12698-VCS, Tr. at 40 (Del. Ch. Apr. 11, 2017) (Transcript) (“[W]hen somebody makes a proposal, counter it with your own proposal and begin the discussion in that manner. Don’t send them off saying, ‘Give us something else or else we’re not going to talk,’ because that is when people pack their briefcases, go back to the office, and start preparing motions.”); FrontFour Capital Grp. LLC, et al. v. Medley Capital Corp., C.A. No. 2019-0021-KSJM (Del. Ch. Jan. 16, 2019) (Transcript) (rejecting overbreadth argument and setting a pre-vote 220 trial after company refused to negotiate over scope).

V.	LUXOR HAS NOT AND WILL NOT COLLUDE WITH PLAINTIFFS IN THE PLENARY ACTION

29. Luxor confirms that Donald Friedman is Douglas Friedman’s father, but it rejects the accusation of collusion. Luxor did not know that Donald Friedman had determined to become a representative plaintiff until the Plenary Action was filed. Luxor has agreed to sign a customary NDA and to treat any documents produced prior to the execution of the NDA as attorneys’-eyes only, and it has no intention of violating either commitment.

9

CONCLUSION

30. Luxor respectfully requests that the Court schedule a trial as soon as practicable. If the Court does not schedule a pre-vote trial, it should at least schedule a trial far enough in advance of the appraisal-withdrawal deadline so that Luxor can review the documents and make an informed appraisal decision.

/s/ A. Thompson Bayliss
OF COUNSEL:	A. Thompson Bayliss (#4379)
April M. Kirby (#6152)
Jonathan M. Hoff	ABRAMS & BAYLISS LLP
Ellen Holloman	20 Montchanin Road, Suite 200
CADWALADER,	Wilmington, Delaware 19807
WICKERSHAM & TAFT LLP	(302) 778-1000
200 Liberty Street
New York, New York 10281	Counsel for Plaintiffs Luxor Capital
(212) 504-6000	Partners, LP, Luxor Wavefront, LP,
Lugard Road Capital Master Fund, LP,
Dated: February 4, 2019	and Luxor Capital Partners Offshore
Master Fund, LP

Words: 1,968

10

CERTIFICATE OF SERVICE

I hereby certify that on February 4, 2019, my firm served true and correct copies of the foregoing (i) Plaintiffs’ Reply in Further Support of Their Motion to Expedite; and (ii) the Affidavit of April M. Kirby, Esq. by File & ServeXpress upon the following counsel of record:

William M. Lafferty, Esq.
Ryan D. Stottmann, Esq.
Coleen W. Hill, Esq.
Jarrett W. Horowitz, Esq.
MORRIS, NICHOLS, ARSHT & TUNNELL LLP 1201 N. Market Street
Wilmington, DE 19801

/s/ April M. Kirby
April M. Kirby (#6152)

GRANTED
IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

LUXOR CAPITAL PARTNERS, LP,	)
LUXOR WAVEFRONT, LP, LUGARD	)
ROAD CAPITAL MASTER FUND, LP, and	)
LUXOR CAPITAL PARTNERS	)
OFFSHORE MASTER FUND, LP,	)
)
Plaintiffs,	)	C.A. No.
)
v.	)
)
MINDBODY, INC.,	)
)
Defendant.	)

[PROPOSED] ORDER GRANTING MOTION TO EXPEDITE

AND NOW, this              day of                     , 2019, the Court having considered Plaintiff’s Motion to Expedite Pursuant to 8 Del. C. § 220 (the “Motion”) and any response thereto,

IT IS HEREBY ORDERED as follows:

1. Plaintiff’s Motion is GRANTED.

2. The parties shall prepare for a one (1) day trial which will be held on                              , 2019 at     :       .m. in                     , Delaware.

3. The parties shall confer and submit a pre-trial scheduling order on or before                              , 2019.

[Vice] Chancellor

This document constitutes a ruling of the court and should be treated as such.

Court:	DE Court of Chancery Civil Action

Judge:	J Travis Laster

File & Serve Transaction ID:	62910673

Current Date:	Feb 04, 2019

Case Number:	2019-0070-JTL

Case Name:	Luxor Capital Partners, LP, et al. v. Mindbody, Inc.

Court Authorizer:	Laster, J Travis

Court Authorizer Comments:

Trial shall take place on February 20, 2019, beginning at 9:15 am.

The parties shall submit a proposed schedule by 2 pm on February 6, 2019.

/s/ Judge Laster, J Travis

UNITED STATES DISTRICT COURT

DISTRICT OF DELAWARE

HYUN TANG, Individually and On Behalf of	)
All Others Similarly Situated,	)
)
Plaintiff,	) Case No.
)
v.	) CLASS ACTION
)
MINDBODY, INC., RICK STOLLMEYER,	) JURY TRIAL DEMANDED
KATHERINE BLAIR CHRISTIE, COURT	)
CUNNINGHAM, GAIL GOODMAN, CIPORA	)
HERMAN, ERIC LIAW, ADAM MILLER, and	)
GRAHAM SMITH,	)
)
Defendants.	)

COMPLAINT FOR VIOLATION OF THE SECURITIES EXCHANGE ACT OF 1934

Plaintiff, by his undersigned attorneys, for this complaint against defendants, alleges upon personal knowledge with respect to himself, and upon information and belief based upon, inter alia, the investigation of counsel as to all other allegations herein, as follows:

NATURE OF THE ACTION

1. This action stems from a proposed transaction announced on December 24, 2018 (the “Proposed Transaction”), pursuant to which MINDBODY, Inc. (“MINDBODY” or the “Company”) will be acquired by affiliates of Vista Equity Partners.

2. On December 23, 2018, MINDBODY’s Board of Directors (the “Board” or “Individual Defendants”) caused the Company to enter into an agreement and plan of merger (the “Merger Agreement”) with Torreys Parent, LLC (“Parent”) and Torreys Merger Sub, Inc. (“Merger Sub,” and together with Parent and Vista Equity Partners, “Vista”). Pursuant to the terms of the Merger Agreement, MINDBODY’s stockholders will receive $36.50 per share in cash for each share of MINDBODY common stock they hold.

3. On January 23, 2019, defendants filed a proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the Proposed Transaction.

4. The Proxy Statement, which scheduled a stockholder vote on the Proposed Transaction for February 14, 2019, omits material information with respect to the Proposed Transaction, which renders the Proxy Statement false and misleading. Accordingly, plaintiff alleges herein that defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “1934 Act”) in connection with the Proxy Statement.

JURISDICTION AND VENUE

5. This Court has jurisdiction over all claims asserted herein pursuant to Section 27 of the 1934 Act because the claims asserted herein arise under Sections 14(a) and 20(a) of the 1934 Act and Rule 14a-9.

6. This Court has jurisdiction over defendants because each defendant is either a corporation that conducts business in and maintains operations within this District, or is an individual with sufficient minimum contacts with this District so as to make the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice.

7. Venue is proper under 28 U.S.C. § 1391 because a substantial portion of the transactions and wrongs complained of herein occurred in this District.

PARTIES

8. Plaintiff is, and has been continuously throughout all times relevant hereto, the owner of MINDBODY common stock.

9. Defendant MINDBODY is a Delaware corporation and maintains its principal executive offices at 4051 Broad Street, Suite 220, San Luis Obispo, California 93401. MINDBODY’s common stock is traded on the NasdaqGM under the ticker symbol “MB.” MINDBODY is a party to the Merger Agreement.

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10. Defendant Rick Stollmeyer is Chief Executive Officer and Chairman of the Board of the Company.

11. Defendant Katherine Blair Christie is a director of the Company.

12. Defendant Court Cunningham is a director of the Company.

13. Defendant Gail Goodman is a director of the Company.

14. Defendant Cipora Herman is a director of the Company.

15. Defendant Eric Liaw is a director of the Company.

16. Defendant Adam Miller is a director of the Company.

17. Defendant Graham Smith is a director of the Company.

18. The defendants identified in paragraphs 10 through 17 are collectively referred to herein as the “Individual Defendants.”

CLASS ACTION ALLEGATIONS

19. Plaintiff brings this action as a class action on behalf of himself and the other public stockholders of MINDBODY (the “Class”). Excluded from the Class are defendants herein and any person, firm, trust, corporation, or other entity related to or affiliated with any defendant.

20. This action is properly maintainable as a class action.

21. The Class is so numerous that joinder of all members is impracticable. As of December 20, 2018, there were approximately 45,515,580 shares of MINDBODY common stock outstanding, held by hundreds, if not thousands, of individuals and entities scattered throughout the country.

3

22. Questions of law and fact are common to the Class, including, among others, whether defendants violated the 1934 Act and whether defendants will irreparably harm plaintiff and the other members of the Class if defendants’ conduct complained of herein continues.

23. Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. Plaintiff’s claims are typical of the claims of the other members of the Class and plaintiff has the same interests as the other members of the Class. Accordingly, plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class.

24. The prosecution of separate actions by individual members of the Class would create the risk of inconsistent or varying adjudications that would establish incompatible standards of conduct for defendants, or adjudications that would, as a practical matter, be dispositive of the interests of individual members of the Class who are not parties to the adjudications or would substantially impair or impede those non-party Class members’ ability to protect their interests.

25. Defendants have acted, or refused to act, on grounds generally applicable to the Class as a whole, and are causing injury to the entire Class. Therefore, final injunctive relief on behalf of the Class is appropriate.

SUBSTANTIVE ALLEGATIONS

Background of the Company and the Proposed Transaction

26. MINDBODY is the leading technology platform for the fitness, beauty, and wellness services industries.

27. Local entrepreneurs worldwide use MINDBODY’s integrated software and payments platform to run, market, and grow their businesses.

4

28. Consumers use MINDBODY to more easily find, engage, and transact with fitness, wellness, and beauty providers in their local communities.

29. On December 23, 2018, MINDBODY’s Board caused the Company to enter into the Merger Agreement.

30. Pursuant to the terms of the Merger Agreement, MINDBODY’s stockholders will receive $36.50 per share in cash for each share of MINDBODY common stock they hold.

31. According to the press release announcing the Proposed Transaction:

MINDBODY, Inc. (NASDAQ: MB) today announced that it has entered into a definitive agreement to be acquired by Vista Equity Partners (“Vista”), a leading investment firm focused on software, data and technology-enabled businesses.

Under the terms of the agreement, Vista will acquire all outstanding shares of MINDBODY common stock for a total value of approximately $1.9 billion. MINDBODY shareholders will receive $36.50 in cash per share, representing a 68% premium to the unaffected closing price as of December 21, 2018. . . .

MINDBODY’s Board of Directors unanimously approved the deal and recommended that stockholders vote their shares in favor of the transaction. Closing of the transaction is subject to customary closing conditions, including the approval of MINDBODY stockholders and antitrust approval in the United States. The transaction is expected to close in the first quarter of 2019 and is not subject to a financing condition.

The Proxy Statement Omits Material Information, Rendering It False and Misleading

32. Defendants filed the Proxy Statement with the SEC in connection with the Proposed Transaction, which scheduled a stockholder vote on the Proposed Transaction for February 14, 2019.

33. As set forth below, the Proxy Statement omits material information with respect to the Proposed Transaction.

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34. The Proxy Statement omits material information regarding the Company’s financial projections and the analyses performed by the Company’s financial advisor in connection with the Proposed Transaction, Qatalyst Partners LP (“Qatalyst”).

35. With respect to the Company’s financial projections, the Proxy Statement fails to disclose: (i) all line items used to calculate Adjusted EBITDA; (ii) the “Analyst Projections”; and (iii) a reconciliation of all non-GAAP to GAAP metrics.

36. With respect to Qatalyst’s Discounted Cash Flow Analysis, the Proxy Statement fails to disclose: (i) the individual inputs and assumptions underlying the range of discount rates of 9.0% to 11.0%; (ii) Qatalyst’s basis for applying a range of multiples of enterprise value to next-twelve-months estimated unlevered free cash flow of 20.0x to 30.0x; (iii) MINDBODY’s cash net of the face value of outstanding convertible debt and financing obligations; and (iv) the number of fully-diluted shares of MINDBODY common stock used by Qatalyst in the analysis.

37. With respect to Qatalyst’s Selected Companies Analysis, the Proxy Statement fails to disclose the Analyst Projections used by Qatalyst in the analysis.

38. With respect to Qatalyst’s Selected Transactions Analysis, the Proxy Statement fails to disclose the Analyst Projections used by Qatalyst in the analysis.

39. The disclosure of projected financial information is material because it provides stockholders with a basis to project the future financial performance of a company, and allows stockholders to better understand the financial analyses performed by the company’s financial advisor in support of its fairness opinion. Moreover, when a banker’s endorsement of the fairness of a transaction is touted to shareholders, the valuation methods used to arrive at that opinion as well as the key inputs and range of ultimate values generated by those analyses must also be fairly disclosed.

6

40. The omission of the above-referenced material information renders the Proxy Statement false and misleading, including, inter alia, the following sections of the Proxy Statement: (i) Background of the Merger; (ii) Recommendation of the Board of Directors and Reasons for the Merger; (iii) Opinion of Qatalyst Partners LP; and (iv) Management Projections.

41. The omitted information, if disclosed, would significantly alter the total mix of information available to the Company’s stockholders.

COUNT I

Claim for Violation of Section 14(a) of the 1934 Act and Rule 14a-9 Promulgated

Thereunder Against the Individual Defendants and MINDBODY

42. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein.

43. The Individual Defendants disseminated the false and misleading Proxy Statement, which contained statements that, in violation of Section 14(a) of the 1934 Act and Rule 14a-9, in light of the circumstances under which they were made, omitted to state material facts necessary to make the statements therein not materially false or misleading. MINDBODY is liable as the issuer of these statements.

44. The Proxy Statement was prepared, reviewed, and/or disseminated by the Individual Defendants. By virtue of their positions within the Company, the Individual Defendants were aware of this information and their duty to disclose this information in the Proxy Statement.

45. The Individual Defendants were at least negligent in filing the Proxy Statement with these materially false and misleading statements.

46. The omissions and false and misleading statements in the Proxy Statement are material in that a reasonable stockholder will consider them important in deciding how to vote on the Proposed Transaction. In addition, a reasonable investor will view a full and accurate disclosure as significantly altering the total mix of information made available in the Proxy Statement and in other information reasonably available to stockholders.

7

47. The Proxy Statement is an essential link in causing plaintiff and the Company’s stockholders to approve the Proposed Transaction.

48. By reason of the foregoing, defendants violated Section 14(a) of the 1934 Act and Rule 14a-9 promulgated thereunder.

49. Because of the false and misleading statements in the Proxy Statement, plaintiff and the Class are threatened with irreparable harm.

COUNT II

Claim for Violation of Section 20(a) of the 1934 Act

Against the Individual Defendants

50. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein.

51. The Individual Defendants acted as controlling persons of MINDBODY within the meaning of Section 20(a) of the 1934 Act as alleged herein. By virtue of their positions as officers and/or directors of MINDBODY and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the false statements contained in the Proxy Statement, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that plaintiff contends are false and misleading.

52. Each of the Individual Defendants was provided with or had unlimited access to copies of the Proxy Statement alleged by plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause them to be corrected.

8

53. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control and influence the particular transactions giving rise to the violations as alleged herein, and exercised the same. The Proxy Statement contains the unanimous recommendation of the Individual Defendants to approve the Proposed Transaction. They were thus directly involved in the making of the Proxy Statement.

54. By virtue of the foregoing, the Individual Defendants violated Section 20(a) of the 1934 Act.

55. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) of the 1934 Act and Rule 14a-9, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable pursuant to Section 20(a) of the 1934 Act. As a direct and proximate result of defendants’ conduct, plaintiff and the Class are threatened with irreparable harm.

PRAYER FOR RELIEF

WHEREFORE, plaintiff prays for judgment and relief as follows:

A. Enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction;

B. In the event defendants consummate the Proposed Transaction, rescinding it and setting it aside or awarding rescissory damages;

C. Directing the Individual Defendants to file a Proxy Statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading;

D. Declaring that defendants violated Sections 14(a) and/or 20(a) of the 1934 Act, as well as Rule 14a-9 promulgated thereunder;

9

E. Awarding plaintiff the costs of this action, including reasonable allowance for plaintiff’s attorneys’ and experts’ fees; and

F. Granting such other and further relief as this Court may deem just and proper.

JURY TRIAL DEMAND

Plaintiff hereby demands a trial by jury on all issues so triable.

Dated: January 31, 2019		RIGRODSKY & LONG, P.A.

	By:	/s/ Brian D. Long
Seth D. Rigrodsky (#3147)
Brian D. Long (#4347)
Gina M. Serra (#5387)
OF COUNSEL:		300 Delaware Avenue, Suite 1220
Wilmington, DE 19801
HACH ROSE SCHIRRIPA		Telephone: (302) 295-5310
& CHEVERIE, LLP		Facsimile: (302) 654-7530
Gregory Mark Nespole112 Madison		Email: sdr@rl-legal.com
Avenue, 10th Floor New York, New York 10016 Telephone: (212) 213-8311 Facsimile: (212) 779-0028		Email: bdl@rl-legal.com Email: gms@rl-legal.com Attorneys for Plaintiff

10

Joel E. Elkins (SBN 256020)

jelkins@weisslawllp.com

WEISSLAW LLP

9107 Wilshire Blvd., Suite 450

Beverly Hills, CA 90210

Telephone: 310/208-2800

Facsimile: 310/209-2348

Attorneys for Plaintiff

[Additional counsel on signature page]

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

SUNIL KUMAR, Individually and On	Case No. _____________________
Behalf of All Others Similarly Situated,
Plaintiff,	CLASS ACTION
v.	COMPLAINT FOR VIOLATIONS
OF THE FEDERAL SECURITIES
MINDBODY, INC., RICHARD	LAWS
STOLLMEYER, KATHERINE BLAIR
CHRISTIE, COURT CUNNINGHAM,	JURY TRIAL DEMANDED
GAIL GOODMAN, CIPORA
HERMAN, ERIC LIAW, ADAM
MILLER, and GRAHAM SMITH,
Defendants.

Plaintiff Sunil Kumar (“Plaintiff”), by his undersigned attorneys, for his complaint against defendants, alleges upon personal knowledge with respect to himself, and upon information and belief based upon, inter alia, the investigation of counsel as to all other allegations herein, as follows:

NATURE OF THE ACTION

1. This is a class action brought on behalf of the public stockholders of MINDBODY, Inc. (“MINDBODY” or the “Company”) against MINDBODY and its Board of Directors (the “Board” or the “Individual Defendants”) for their violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15 U.S.C. §§ 78n(a), 78t(a), and U.S. Securities and Exchange Commission (“SEC”) Rule 14a-9, 17 C.F.R. 240.14a-9, and to enjoin the vote on a proposed transaction, pursuant to which MINDBODY will be acquired by affiliates of Vista Equity Partners through Torreys Parent, LLC (“Parent”) and Parent’s wholly owned subsidiary Torreys Merger Sub, Inc. (“Merger Sub” and together with Parent and the affiliates of Vista Equity Partners, “Vista”) (the “Proposed Transaction”).

2. On December 24, 2018, MINDBODY issued a press release announcing it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) to sell MINDBODY to Vista for $36.50 in cash for each share of MINDBODY common stock held (the “Merger Consideration”). The Proposed Transaction is valued at approximately $1.9 billion.

3. On January 23, 2019, MINDBODY filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the SEC. The Proxy Statement, which recommends that MINDBODY stockholders vote in favor of the Proposed Transaction, omits or misrepresents material information concerning, among other things: (i) MINDBODY insiders’ potential conflicts of interest and the background process leading to the Proposed Transaction; and (ii) the data and inputs underlying the financial valuation analyses that support the fairness opinion provided by the Company’s financial advisor, Qatalyst Partners LP (“Qatalyst”). The failure to adequately disclose such material information constitutes a violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) as MINDBODY stockholders need such information in order to cast a fully-informed vote or seek appraisal in connection with the Proposed Transaction.

JURISDICTION AND VENUE

4. This Court has jurisdiction over all claims asserted herein for violations of Sections 14(a) and 20(a) of the Exchange Act and SEC Rule 14a-9 promulgated thereunder pursuant to Section 27 of the Exchange Act, 15 U.S.C. § 78aa, and 28 U.S.C. § 1331 (federal question jurisdiction).

5. This Court has jurisdiction over defendants because each defendant is either a corporation that conducts business in and maintains operations within this District, or is an individual who has sufficient minimum contacts with this District so as to render the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice.

6. Venue is proper in this District pursuant to 28 U.S.C. § 1391 because Plaintiff’s claims arose in this District, where a substantial portion of the conduct took place, where most of the documents are electronically stored, and where the evidence exists. MINDBODY is incorporated in Delaware and is headquartered in this District. Moreover, each of the Individual Defendants, as Company officers or directors, either resides in this District or has extensive contacts within this District.

PARTIES

7. Plaintiff is, and has been continuously throughout all times relevant hereto, the owner of MINDBODY common stock.

8. Defendant MINDBODY is a leading technology platform for the fitness, beauty and wellness services industries. The Company is a Delaware corporation and maintains its principal executive offices at 4051 Broad Street, Suite 220, San Luis Obispo, California 93401. MINDBODY’s common stock is traded on the NASDAQ Global Market under the ticker symbol “MB.”

9. Defendant Richard Stollmeyer (“Stollmeyer”) has been Chief Executive Officer (“CEO”) of the Company and Chairman of the Board since 2004. Defendant Stollmeyer previously served as the Company’s President from October 2004 to June 2017.

10. Defendant Katherine Blair Christie (“Christie”) has been a director of the Company since March 2015.

11. Defendant Court Cunningham (“Cunningham”) has been a director of the Company since June 2017.

12. Defendant Gail Goodman (“Goodman”) has been a director of the Company since April 2016 and lead independent director of the Company since June 2017.

13. Defendant Cipora Herman (“Herman”) has been a director of the Company since February 2014.

14. Defendant Eric Liaw (“Liaw”) has been a director of the Company since 2017.

15. Defendant Adam Miller (“Miller”) has been a director of the Company since February 2017.

16. Defendant Graham Smith (“Smith”) has been a director of the Company since January 2015.

17. Defendants Stollmeyer, Christie, Cunningham, Goodman, Herman, Liaw, Miller, and Smith are collectively referred to herein as the “Board” or the “Individual Defendants.”

OTHER RELEVANT ENTITIES

18. Vista Equity Partners is a U.S.-based investment firm with more than $46 billion in cumulative capital commitments. Vista Equity Partners exclusively invests in software, data, and technology-enabled organizations.

19. Parent is a Delaware limited liability company formed by affiliates of Vista Equity Partners.

20. Merger Sub is a Delaware corporation and a wholly owned subsidiary of Parent.

CLASS ACTION ALLEGATIONS

21. Plaintiff brings this action as a class action pursuant to Rule 23 of the Federal Rules of Civil Procedure on behalf of all persons and entities that own MINDBODY common stock (the “Class”). Excluded from the Class are defendants and their affiliates, immediate families, legal representatives, heirs, successors or assigns and any entity in which defendants have or had a controlling interest.

22. Plaintiff’s claims are properly maintainable as a class action under Rule 23 of the Federal Rules of Civil Procedure.

23. The Class is so numerous that joinder of all members is impracticable. While the exact number of Class members is unknown to Plaintiff at this time and can only be ascertained through discovery, Plaintiff believes there are thousands of members in the Class. As of January 18, 2019, there were 45,643,595 shares of Class A common stock and 2,372,938 shares of Class B common stock issued and outstanding. All members of the Class may be identified from records maintained by MINDBODY or its transfer agent and may be notified of the pendency of this action by mail, using forms of notice similar to that customarily used in securities class actions.

24. Questions of law and fact are common to the Class and predominate over questions affecting any individual Class member, including, inter alia:

(a) Whether defendants have violated Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder;

(b) Whether the Individual Defendants have violated Section 20(a) of the Exchange Act; and

(c) Whether Plaintiff and the other members of the Class would suffer irreparable injury were the Proposed Transaction consummated.

25. Plaintiff will fairly and adequately protect the interests of the Class and has no interests contrary to or in conflict with those of the Class that Plaintiff seeks to represent. Plaintiff has retained competent counsel experienced in litigation of this nature.

26. A class action is superior to all other available methods for the fair and efficient adjudication of this controversy. Plaintiff knows of no difficulty to be encountered in the management of this action that would preclude its maintenance as a class action.

27. Defendants have acted, or refused to act, on grounds generally applicable to the Class as a whole, and are causing injury to the entire Class. Therefore, final injunctive relief on behalf of the Class is appropriate.

SUBSTANTIVE ALLEGATIONS

Company Background and Strong Financial Outlook

28. Since the Company was founded in 2001 as a hybrid desktop-web solution focused on yoga, Pilates and indoor cycling businesses, MINDBODY has grown into a leading provider of cloud-based business management software for the wellness service industry.

29. For example, in 2005, the Company released MINDBODY Online, its software-as-a-service (“SaaS”) platform to grow into adjacent fitness categories and increase the Company’s total addressable market. In 2009, the Company released MINDBODY Finder, enabling available classes and appointments to be aggregated for consumer search, and an open web services application programming interface (“API”) that enabled other developers to build solutions on MINDBODY’s platform. In 2013, the Company launched its MINDBODY Express mobile application for businesses and MINDBODY Connect application for consumers, which was redesigned in 2015.

30. MINDBODY has continued to make significant investments in its platform to enable increased business penetration and consumer adoption of its two-sided marketplace.

31. For example, on February 20, 2018, the Company announced the acquisition of FitMetrix, Inc. (“FitMetrix”), a performance tracking solutions company that has been a MINDBODY platform partner since 2015. In the press release announcing the acquisition, defendant Stollmeyer highlighted the benefits of acquiring FitMetrix, stating, “FitMetrix’s powerful and intuitive tools help our customers drive results and retention while providing their clients with a fun and unique approach to fitness. . . . Interactive engagement is the future of fitness, and we see some of our most successful customers integrating performance tracking technology into their studios.”

32. Additionally, on April 2, 2018, MINDBODY announced it had completed the acquisition of Booker Software, a cloud-based business management platform for salons and space, for $150 million. According to the press release, “[t]he acquisition of Booker adds approximately 10,000 salons and spas to the MINDBODY marketplace, combining MINDBODY’s leadership in boutique fitness studios and its vast consumer network with Booker’s leadership in high-value salons and spas.”

33. On November 6, 2018, MINDBODY announced its third quarter 2018 financial results. For the quarter, total revenue was $63.8 million, a 37% increase compared to the third quarter of 2017. Subscription and services revenue was $40.8 million, a 44% increase compared to the third quarter of 2017. Brett White, the Company’s Chief Operating Officer and Chief Financial Officer, commented on the quarter’s financial results, stating:

In the third quarter we delivered the highest average monthly subscription revenue for new subscribers in the history of both the MINDBODY and Booker platforms. . . . As the newly formed Beauty and Wellness team ramps, we expect to continue to grow our target market customer base, increase our platform partnerships and expand our consumer brand into 2019.

The Proposed Transaction

34. Following entry into the Merger Agreement, on December 24, 2018, MINDBODY issued a press release announcing the Proposed Transaction. The press release states, in relevant part:

SAN LUIS OBISPO, Calif., Dec. 24, 2018 (GLOBE NEWSWIRE) — MINDBODY, Inc. (NASDAQ: MB) today announced that it has entered into a definitive agreement to be acquired by Vista Equity Partners (“Vista”), a leading investment firm focused on software, data and technology-enabled businesses.

Under the terms of the agreement, Vista will acquire all outstanding shares of MINDBODY common stock for a total value of approximately $1.9 billion. MINDBODY shareholders will receive $36.50 in cash per share, representing a 68% premium to the unaffected closing price as of December 21, 2018.

“MINDBODY’s purpose is to help people lead healthier, happier lives by connecting the world to fitness, beauty and wellness,” said Rick Stollmeyer, Co-Founder and CEO of MINDBODY. “We are thrilled to provide immediate liquidity to our shareholders at a significant premium to market prices and to leverage Vista’s resources and deep expertise to accelerate our growth while achieving that purpose more effectively than ever before.”

“MINDBODY’s position as the leading technology platform for the fitness, beauty and wellness industries makes it an ideal addition to the Vista family of companies,” said Brian Sheth, Co-Founder and President of Vista. “We look forward to partnering with Rick and the entire MINDBODY team to deliver innovation to customers that will help grow their businesses and to consumers who depend on MINDBODY to strengthen their health and well-being.”

MINDBODY’s Board of Directors unanimously approved the deal and recommended that stockholders vote their shares in favor of the transaction. Closing of the transaction is subject to customary closing conditions, including the approval of MINDBODY stockholders and antitrust approval in the United States. The transaction is expected to close in the first quarter of 2019 and is not subject to a financing condition.

Insiders’ Interests in the Proposed Transaction

35. MINDBODY and Vista insiders are the primary beneficiaries of the Proposed Transaction, not the Company’s public stockholders. The Board and the Company’s executive officers are conflicted because they will have secured unique benefits for themselves from the Proposed Transaction not available to Plaintiff and the public stockholders of MINDBODY.

36. Notably, it appears that defendant Stollmeyer has secured a position for himself with the combined company upon consummation of the Proposed Transaction. In MINDBODY’s December 31, 2018 Employee Letter, filed with the SEC on January 2, 2019, in response to the question “[a]re you planning to leave [MINDBODY],” defendant Stollmeyer stated: “No. I am excited to continue serving [MINDBODY] and all of you for years to come.”

37. Further, MINDBODY insiders stand to reap substantial financial benefits for securing the deal with Vista. According to the Merger Agreement, all vested and unvested Company RSUs and options will be converted into the right to receive cash payments.

38. Moreover, if they are terminated in connection with the Proposed Transaction, MINDBODY’s named executive officers are set to receive substantial cash payments in the form of golden parachute compensation, as set forth in the following table:

Name	Cash ($)(1)	Equity ($)(2)	Perquisites Benefits ($)(3)	Total ($)(4)
Richard Stollmeyer	$880,671	$40,981,156	$22,786	$41,884,613
Michael Mansbach	$425,000	$5,313,897	$17,740	$5,756,637
Brett White	$641,250	$11,043,053	$122,882	$11,807,185
Mark Baker	$171,200	$2,633,222	$7,595	$2,812,017
Kimberly Lytikainen	$138,502	$2,241,416	$0	$2,379,918

The Proxy Statement Contains Material Misstatements or Omissions

39. The defendants filed a materially incomplete and misleading Proxy Statement with the SEC and disseminated it to MINDBODY’s stockholders. The Proxy Statement misrepresents or omits material information that is necessary for the Company’s stockholders to make an informed decision whether to vote their shares in favor of the Proposed Transaction or seek appraisal.

40. Specifically, as set forth below, the Proxy Statement fails to provide Company stockholders with material information or provides them with materially misleading information concerning: (i) MINDBODY insiders’ potential conflicts of interest and the background process leading to the Proposed Transaction; and (ii) the data and inputs underlying the financial valuation analyses that support the fairness opinion provided by Qatalyst. Accordingly, MINDBODY stockholders are being asked to make a decision whether to vote in favor of the Proposed Transaction or seek appraisal without all material information at their disposal.

Material Omissions Concerning MINDBODY Insiders’ Potential Conflicts of Interest

41. The Proxy Statement fails to disclose material information concerning potential conflicts of interest faced by the Company’s directors and executive officers, including in connection with the sale process leading up to the Proposed Transaction.

42. The Proxy Statement sets forth:

On November 1, 2018, representatives of Cooley provided the Transaction Committee with a general written framework for management neutrality with respect to potential strategic transaction participants, which included avoidance of any discussions or activities that would indicate favoring one participant over another or would indicate a preference between MINDBODY engaging in a strategic transaction or continuing as a stand-alone entity. Each member of MINDBODY senior management acknowledged and confirmed the management neutrality guidelines.

Proxy Statement at 27.

43. However, the Proxy Statement fails to disclose the details of any employment-related discussions and negotiations that occurred between Vista and MINDBODY executive officers prior to November 1, 2018, including who participated in all such communications, when they occurred, and their content, as well as whether any of Vista’s proposals or indications of interest mentioned management retention. Notably, according to the Proxy Statement defendant Stollmeyer met with representatives of Vista in October 2018, prior to any discussions regarding management neutrality. Indeed, it appears defendant Stollmeyer has secured employment with the post-merger company. In MINDBODY’s December 31, 2018 Employee Letter, filed with the SEC on January 2, 2019, in response to the question “[a]re you planning to leave [MINDBODY],” defendant Stollmeyer stated: “No. I am excited to continue serving [MINDBODY] and all of you for years to come.”

44. With respect to defendant Stollmeyer’s October 2018 meeting with representatives of Vista, the Proxy Statement further fails to disclose whether defendant Stollmeyer or Vista initiated the October 2018 meeting, the exact date of the meeting, what the parties discussed at the meeting and whether the Board authorized the meeting. The Proxy Statement similarly fails to disclose whether defendant Stollmeyer’s October 2018 introductory meetings with representatives of two other financial sponsors referred to in the Proxy Statement as “Party A” and “Party B” were authorized by the Board.

45. In addition, the Proxy Statement fails to disclose the date of the earliest discussions that occurred between representatives of the Company and Vista regarding a potential sale transaction, who participated in the discussions and the details of the discussions. The Proxy Statement further fails to disclose the dates and details of any discussions between representatives of Vista and the Company from October 2018 to November 19, 2018.

46. Communications regarding post-transaction employment and merger-related benefits during the negotiation of the underlying transaction must be disclosed to stockholders. This information is necessary for stockholders to understand potential conflicts of interest of management and the Board, as that information provides illumination concerning motivations that would prevent fiduciaries from acting solely in the best interests of the Company’s stockholders.

47. Additionally, the Proxy Statement fails to disclose the details of the “conflict disclosure by Qatalyst Partners” as discussed by the Transaction Committee at its November 14, 2018 meeting. Id. Full disclosure of investment banker compensation and all potential conflicts is required due to the central role played by investment banks in the evaluation, exploration, selection, and implementation of strategic alternatives.

48. The omission of this information renders the statements in the “Background of the Merger” and “Interests of MINDBODY’s Directors and Executive Officers in the Merger” sections of the Proxy Statement false and/or materially misleading in contravention of the Exchange Act.

Material Omissions Concerning Qatalyst’s Financial Analyses

49. The Proxy Statement describes Qatalyst’s fairness opinion and the various valuation analyses performed in support of its opinion. However, the description of Qatalyst’s fairness opinion and analyses fails to include key inputs and assumptions underlying these analyses. Without this information, as described below, MINDBODY’s public stockholders are unable to fully understand these analyses and, thus, are unable to determine what weight, if any, to place on Qatalyst’s fairness opinion in determining whether to vote in favor of the Proposed Transaction or seek appraisal. This omitted information, if disclosed, would significantly alter the total mix of information available to MINDBODY’s stockholders.

50. With respect to Qatalyst’s Discounted Cash Flow Analysis, the Proxy Statement fails to disclose: (i) quantification of the inputs underlying the discount rate range of 9.0% to 11.0%; (ii) the basis for applying enterprise value to next-twelve-months estimated unlevered free cash flow multiples ranging from 20.0x to 30.0x to derive the Company’s terminal value; (iii) the value of MINDBODY’s cash net of the face value of outstanding debt and financing obligations, as of December 31, 2018, utilized in the analysis; and (iv) the implied perpetuity growth rates resulting from the analyses.

51. With respect to Qatalyst’s Selected Companies Analysis and Selected Transactions Analysis, the Proxy Statement fails to disclose the Analyst Projections utilized by Qatalyst in the analyses.

52. When a banker’s endorsement of the fairness of a transaction is touted to stockholders, the valuation methods used to arrive at that opinion as well as the key inputs and range of ultimate values generated by those analyses must also be fairly disclosed.

53. The omission of this information renders the statements in the “Opinion of Qatalyst Partners LP” section of the Proxy Statement false and/or materially misleading in contravention of the Exchange Act.

54. The Individual Defendants were aware of their duty to disclose this information and acted negligently (if not deliberately) in failing to include this information in the Proxy Statement. Absent disclosure of the foregoing material information prior to the stockholder vote on the Proposed Transaction, Plaintiff and the other members of the Class will be unable to make a fully-informed decision whether to vote in favor of the Proposed Transaction or seek appraisal and are thus threatened with irreparable harm warranting the injunctive relief sought herein.

CLAIMS FOR RELIEF

COUNT I

Class Claims Against All Defendants for Violations of Section 14(a) of the

Exchange Act and SEC Rule 14a-9 Promulgated Thereunder

55. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein.

56. SEC Rule 14a-9, 17 C.F.R. §240.14a-9, promulgated pursuant to Section 14(a) of the Exchange Act, provides:

No solicitation subject to this regulation shall be made by means of any proxy statement, form of proxy, notice of meeting or other communication, written or oral, containing any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

57. During the relevant period, defendants disseminated the false and misleading Proxy Statement specified above, which failed to disclose material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in violation of Section 14(a) of the Exchange Act and SEC Rule 14a-9 promulgated thereunder.

58. By virtue of their positions within the Company, the defendants were aware of this information and of their duty to disclose this information in the Proxy Statement. The Proxy Statement was prepared, reviewed, and/or disseminated by the defendants. The Proxy Statement misrepresented and/or omitted material facts, including material information about potential conflicts of interest faced by Company insiders, the background process leading up to the Proposed Transaction and the data and inputs underlying the financial valuation analyses that support the fairness opinion provided by Qatalyst. The defendants were at least negligent in filing the Proxy Statement with these materially false and misleading statements.

59. The omissions and false and misleading statements in the Proxy Statement are material in that a reasonable stockholder would consider them important in deciding how to vote on the Proposed Transaction or whether to seek appraisal. In addition, a reasonable investor would view a full and accurate disclosure as significantly altering the “total mix” of information made available in the Proxy Statement and in other information reasonably available to stockholders.

60. By reason of the foregoing, the defendants have violated Section 14(a) of the Exchange Act and SEC Rule 14a-9(a) promulgated thereunder.

61. Because of the false and misleading statements in the Proxy Statement, Plaintiff and the Class are threatened with irreparable harm, rendering money damages inadequate. Therefore, injunctive relief is appropriate to ensure defendants’ misconduct is corrected.

COUNT II

Class Claims Against the Individual Defendants for Violations of Section 20(a) of the Exchange Act

62. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein.

63. The Individual Defendants acted as controlling persons of MINDBODY within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as officers and/or directors of MINDBODY and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the false statements contained in the Proxy Statement filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that Plaintiff contends are false and misleading.

64. Each of the Individual Defendants was provided with or had unlimited access to copies of the Proxy Statement alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause them to be corrected.

65. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control and influence the particular transactions giving rise to the violations as alleged herein, and exercised the same. The Proxy Statement contains the unanimous recommendation of the Individual Defendants to approve the Proposed Transaction. They were, thus, directly involved in the making of this document.

66. In addition, as the Proxy Statement sets forth, and as described herein, the Individual Defendants were involved in negotiating, reviewing, and approving the Proposed Transaction. The Proxy Statement purports to describe the various issues and information that the Individual Defendants reviewed and considered — descriptions which had input from the Individual Defendants.

67. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act.

68. Plaintiff and the Class have no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff and the Class be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict.

PRAYER FOR RELIEF

WHEREFORE, Plaintiff demands judgment and preliminary and permanent relief in his favor on behalf of MINDBODY, and against the defendants, as follows:

A. Ordering that this action may be maintained as a class action and certifying Plaintiff as the Class representative and Plaintiff’s counsel as Class counsel;

B. Preliminarily and permanently enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction, unless and until defendants disclose and disseminate the material information identified above to MINDBODY;

C. In the event defendants consummate the Proposed Transaction, rescinding it and setting it aside or awarding rescissory damages to Plaintiff and the Class;

D. Awarding Plaintiff the costs of this action, including reasonable allowance for Plaintiff’s attorneys’ and experts’ fees; and

E. Granting such other and further relief as this Court may deem just and proper.

JURY DEMAND

Plaintiff hereby demands a trial by jury.

Dated: February 4, 2019		WEISSLAW LLP

	By:	/s/ Joel E. Elkins
Joel E. Elkins
9107 Wilshire Blvd., Suite 450
Beverly Hills, CA 90210
Telephone: 310/208-2800
Facsimile: 310/209-2348
-and-
Richard A. Acocelli
1500 Broadway, 16th Floor
New York, NY 10036
Telephone: 212/682-3025
Facsimile: 212/682-3010

Attorneys for Plaintiff and the
Proposed Class
OF COUNSEL:

BRAGAR EAGEL & SQUIRE, P.C.

Melissa A. Fortunato

885 Third Avenue, Suite 3040

New York, New York 10022

Tel: (212) 308-5858

Fax: (212) 486-0462

Email: fortunato@bespc.com

Attorneys for Plaintiff and the Proposed Class

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